EXHIBIT 10.2

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [***] has been excluded from this exhibit because it is both (i) not material and (ii) is of the type that the registrant treats as private or confidential.

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30 1. REQUISITION NO. PAGE 1 OF PAGE 1 OF 83 2. CONTRACT NO. FA8730-21-S-C001 3. AWARD/EFFECTIVE DATE 4. ORDER NO. 5. SOLICITATION NO. 6. SOLICITATION ISSUE DATE 7. FOR SOLICITATION INFORMATION CALL a. NAME b. TELEPHONE NO. (No collect calls) 8. OFFER DUE DATE/LOCAL TIME 9. ISSUED BY CODE FA8730 10. THIS ACQUISITION IS 11. DELIVERY FOR FOB 12. DISCOUNT TERMS AIR FORCE MATERIEL COMMAND, USAF AFLCMC/HBSK 3 EGLIN STREET, BLDG 1612 HANSCOM AFB, MA 01731-1700 CHRISTOPHER D. UNGER 7812256896 CHRISTOPHER.UNGER.2@US.AF.MILUNRESTRICTED SET ASIDE: % FOR SMALL BUSINESS HUBZONE SMALL BUSINESS EMERGING SMALL BUSINESS 8(A) SERVICE DISABLE VET SB DESTINATION UNLESS BLOCK IS MARKED SEE SCHEDULE 13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700) 13b. RATING N NAICS: SIZE STANDARD: 14. METHOD OF SOLICITATION RFQ IFB RFP 15. DELIVER TO CODE 16. ADMINISTERED BY CODE S4201A 17a. CONTRACTOR/CODE OFFEROR FACILITY CODE 18a. PAYMENT WILL BE MADE BY CODE HQ0337 ORASURE TECHNOLOGIES, INC. ORASURE 220 E 1ST ST BETHLEHEM PA 18015-1360 TELEPHONE NO. (916) 782-3119 DFAS COLUMBUS CENTER DFAS-CO/NORTH ENTITLEMENT OPS P.O. BOX 182317 COLUMBUS OH 43218-2317 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER 18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED SEE ADDENDUM 19. ITEM NO. 20. SCHEDULE OF SUPPLIES/SERVICES 21. QUANTITY 22. UNIT 23. UNIT PRICE 24. AMOUNT See SF1449 Continuation (Attach Additional Sheets as Necessary) 25. ACCOUNTING AND APPROPRIATION DATA See SF1449 Continuation 26. TOTAL AWARD AMOUNT (For Govt. Use Only) $109,000,000.00 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA ARE ARE NOT ATTACHED. 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA ARE ARE NOT ATTACHED. 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN. 29. AWARD OF CONTRACT: REFERENCE OFFER DATED . YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS: 30a. SIGNATURE OF OFFEROR/CONTRACTOR /s/ Stephen S. Tang, Ph.D. 31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER) 30b. NAME AND TITLE OF SIGNER (TYPE OR PRINT) Stephen S. Tang, Ph.D., President and CEO 30c. DATE SIGNED 9/28/2021 31b. NAME OF CONTRACTING OFFICER (TYPE OR PRINT) LATOYA S. SIPLES 31c. DATE SIGNED 32a. QUANTITY IN COLUMN 21 HAS BEEN ACCEPTED, AND CONFORMS TO THE 33. SHIP NUMBER 34. VOUCHER NUMBER 35. AMOUNT VERIFIED CORRECT FOR RECEIVED INSPECTED CONTRACT, EXCEPT AS NOTED PARTIAL FINAL 36. PAYMENT 37. CHECK NUMBER 32b. SIGNATURE OF AUTHORIZED GOVT REPRESENTATIVE 32c. DATE COMPLETE PARTIAL FINAL 38. S/R ACCOUNT NO. 39. S/R VOUCHER NO. 40. PAID BY 42a. RECEIVED BY (Print) 41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT 41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER 41c. DATE 42b. RECEIVED AT (Location) 42c. DATE REC’D (YY/MM/DD) 42d. TOTAL CONTAINERS AUTHORIZED FOR LOCAL REPRODUCTION STANDARD FORM 1449 (REV 4/2002) PREVIOUS EDITION IS NOT USABLE Prescribed by GSA - FAR (48 CFR) 53.212 ConWrite Version 7.5.0.1 Created 27 Sep 2021 8:13 AM

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0001
	Noun:	EQUIPMENT LINE EXPANSION
	Exhibit:	AA
	NSN:	N – Not Applicable

Descriptive Data:

1. This CLIN encompasses the expansion of OraSure's current equipment line for the industrial production expansion initiative to establish additional domestic production capacity to increase testing for COVID -19. OraSure shall be responsible for the procurement, set up, and integration of all equipment/material required to meet the production capacity in accordance with Section J, Attachment 1 - Statement of Work (SOW) and OraSure's proposal including all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract

Equipment Order Group 1
0001AA		1	[***]
		[***]	[***]
	Noun:	EQUIPMENT ORDER GROUP 1
	ACRN:	AA
	PR/MIPR	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. The contractor shall provide all purchase requests and confirmation documentation to account for all equipment acquisitions in accordance with Section J, Attachment 1 - Statement of Work (SOW) and OraSure's proposal including all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract. Group 1 Equipment includes [***]

2. Ordering of Group 1 equipment (as defined in the SOW) as evidenced by a procurement document.

3. This is a Firm Fixed Price CLIN.

4. Deliverable due NLT [***].

FA8730-21-S-C001

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
Equipment Order Group 2
0001AB		1 [***]	[***] [***]
	Noun:	EQUIPMENT ORDER GROUP 2
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. The contractor shall provide all purchase requests and confirmation documentation to account for all equipment acquisitions in accordance with Section J, Attachment 1 - Statement of Work (SOW) and OraSure's proposal including all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract. Group 2 Equipment includes [***].

2. Ordering of Group 2 equipment (as defined in the SOW) as evidenced by a procurement document.

3. This is a Firm Fixed Price (FFP) CLIN.

4. The deliverable is due NLT [***].

FA8730-21-S-C001

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
Equipment Order Group 3
0001AC		1 [***]	[***] [***]
	Noun:	EQUIPMENT ORDER GROUP 3
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. The contractor shall provide all purchase requests and confirmation documentation to account for all equipment acquisitions in accordance with Section J, Attachment 1 - Statement of Work (SOW) and OraSure's proposal including all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract. Group 3 Equipment includes [***]

2. Ordering of Group 3 equipment (as defined in the SOW) as evidenced by a procurement document.

3. This is a Firm Fixed Price (FFP) CLIN

4. Deliverable due NLT [***].

FA8730-21-S-C001

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
Equipment Group 1 – Design Review/Material Order
0001AD		1 [***]	[***] [***]
	Noun:	EQUIPMENT GROUP 1 – DESIGN REVIEW/MATERIAL ORDER
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. The contractor shall provide all confirmation documentation to account for equipment design review/material orders in accordance with Section J, Attachment 1 - Statement of Work (SOW) and OraSure's proposal including all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract.

2. Design finalized and signed off. Vendor will invoice for design acceptance and material order.

3. This is a Firm Fixed Price (FFP) CLIN.

4. Deliverable due NLT [***].

FA8730-21-S-C001

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
Equipment Group 2 – Design Review/Material Order
0001AE		1 [***]	[***] [***]
	Noun:	EQUIPMENT GROUP 2 – DESIGN REVIEW/MATERIAL ORDER
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. The contractor shall provide all confirmation documentation to account for equipment design review/material orders in accordance with Section J, Attachment 1 - Statement of Work (SOW) and OraSure's proposal including all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract.

2. Design finalized and signed off. Vendor will invoice for design acceptance and material order.

3. This is a Firm Fixed Price (FFP) CLIN.

4. Deliverable due NLT [***]..

FA8730-21-S-C001

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
Equipment Group 3 – Design Review/Material Order
0001AF		1 [***]	[***] [***]
	Noun:	EQUIPMENT GROUP 3 – DESIGN REVIEW/MATERIAL ORDER
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. The contractor shall provide all confirmation documentation to account for equipment design review/material orders in accordance with Section J, Attachment 1 - Statement of Work (SOW) and OraSure's proposal including all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract.

2. Vendor will invoice for material order.

3. This is a Firm Fixed Price (FFP) CLIN.

4. Deliverable due NLT [***].

FA8730-21-S-C001

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
Equipment Group 1 – Factory Acceptance Test
0001AG		1 [***]	[***] [***]
	Noun:	EQUIPMENT GROUP 1 – FACTORY ACCEPTANCE TEST
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. The contractor shall provide all confirmation documentation to account for First Article Test approval in accordance with Section J, Attachment 1 - Statement of Work (SOW) and OraSure's proposal including all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract.

2. Report documenting [***]

3. This is a Firm Fixed Price (FFP) CLIN.

4. Deliverable due NLT [***].

FA8730-21-S-C001

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
Equipment Group 2 – Factory Acceptance Test
0001AH		1 [***]	[***] [***]
	Noun:	EQUIPMENT GROUP 2 – FACTORY ACCEPTANCE TEST
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. The contractor shall provide all confirmation documentation to account for First Article Test approval in accordance with Section J, Attachment 1 - Statement of Work (SOW) and OraSure's proposal including all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract.

2. Report documenting [***].

3. This is a Firm Fixed Price (FFP) CLIN.

4. Deliverable due NLT [***].

FA8730-21-S-C001

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
Equipment Group 3 – Factory Acceptance Test
0001AJ		1 [***]	[***] [***]
	Noun:	EQUIPMENT GROUP 3 – FACTORY ACCEPTANCE TEST
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. The contractor shall provide all confirmation documentation to account for First Article Test approval in accordance with Section J, Attachment 1 - Statement of Work (SOW) and OraSure's proposal including all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract.

2. Report documenting [***].

3. This is a Firm Fixed Price (FFP) CLIN.

4. Deliverable due NLT [***].

Equipment Group 1 – Site Acceptance Test
0001AK		1 [***]	[***] [***]
	Noun:	EQUIPMENT GROUP 1 – SITE ACCEPTANCE TEST
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. The contractor shall provide all acceptance documentation (Site Acceptance Tests) for equipment qualification and acceptance. OraSure shall ensure all equipment is in place and operational prior to Government Inspection and Acceptance. Validation shall be completed by DCMA at the contractor's facility.

2. Report documenting [***].

3. This is a Firm Fixed Price (FFP) CLIN.

4. Deliverable due NLT [***].

FA8730-21-S-C001

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
Equipment Group 2 – Site Acceptance Test
0001AL		1 [***]	[***] [***]
	Noun:	EQUIPMENT GROUP 2 – SITE ACCEPTANCE TEST
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. The contractor shall provide all acceptance documentation (Site Acceptance Tests) for equipment qualification and acceptance. OraSure shall ensure all equipment is in place and operational prior to Government Inspection and Acceptance. Validation shall be completed by DCMA at the contractor's facility.

2. Report documenting [***].

3. This is a Firm Fixed Price (FFP) CLIN.

4. Deliverable due NLT [***].

Equipment Group 3 – Site Acceptance Test
0001AM		1 [***]	[***] [***]
	Noun:	EQUIPMENT GROUP 3 – SITE ACCEPTANCE TEST
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. The contractor shall provide all acceptance documentation (Site Acceptance Tests) for equipment qualification and acceptance. OraSure shall ensure all equipment is in place and operational prior to Government Inspection and Acceptance. Validation shall be completed by DCMA at the contractor's facility.

2. Report documenting [***].

3. This is a Firm Fixed Price (FFP) CLIN.

4. Deliverable due NLT 31 [***]..

FA8730-21-S-C001

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
Equipment Expansion Engineering/Program Management
0001AN		1 [***]	[***] [***]
	Noun:	EQUIPMENT EXPANSION ENGINEERING/PROGRAM MANAGEMENT
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. This CLIN encompasses the necessary Project/Engineering management required to support the expansion of OraSure's current equipment line for the industrial production expansion initiative to establish additional domestic production capacity to increase testing for COVID -19. OraSure shall be responsible for the procurement, set up, and integration of all equipment/material required to meet the production capacity in accordance with Section J, Attachment 1 - Statement of Work (SOW) and OraSure's proposal including all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract. Contractor May bill on a monthly basis [***]

2. Submission of Bi-Monthly reports as identified in the Statement of Work.

3. This is a Firm Fixed Price (FFP) CLIN.

0002
	Noun:	[***]
	NSN:	N – Not Applicable

FA8730-21-S-C001

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0002AA		1 [***]	[***] [***]
	Noun:	[***]
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. The contractor shall provide all purchase requests and confirmation documentation to account for all molding equipment acquisitions in accordance with Section J, Attachment 1 - Statement of Work (SOW) and OraSure's proposal including all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract. Molding Equipment includes [***].

2. Ordering of [***] Equipment (as defined in the SOW) as evidenced by a procurement document.

3. This is a Firm Fixed Price (FFP) CLIN.

4. Deliverable due [***].

0002AB		1 [***]	[***] [***]
	Noun:	FRIST ARTICLE INSPECTION & APPROVAL
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. The contractor shall provide all confirmation documentation to account for Molding design review/material orders in accordance with Section J, Attachment 1 - Statement of Work (SOW) and OraSure's proposal including all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract.

2. Ordering of Design Review/Material (as defined in the SOW) as evidenced by a procurement document.

3. This is a Firm Fixed Price (FFP) CLIN.

4. Deliverable due [***].

FA8730-21-S-C001

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0002AC		1 [***]	[***] [***]
	Noun:	COMPLETION OF [***]
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. The contractor shall provide all acceptance documentation for [***] equipment qualification and acceptance. OraSure shall ensure all equipment is in place and operational prior to Government Inspection and Acceptance. Validation shall be completed by DCMA at the contractor's facility.

2. Progress Report describing completion of [***] including photos of equipment and summary of completion qualification / Validation completed by DCMA at the contractor's facility

3. This is a Firm Fixed Price (FFP) CLIN.

4. Deliverable due NLT [***]..

0003
	Noun:	ORASURE FACILITY EXPANSION
	NSN:	N – Not Applicable

Descriptive Data:

This CLIN is established to provide for an expansion to the existing [***] manufacturing facility and renovation for the OraSure production expansion to establish additional domestic production capacity to increase testing for COVID-19. This site includes the necessary rooms for raw materials storage, [***] packaging, to QC lot release testing, and finished goods storage. This CLIN includes all requirements for procuring, setting up, and integrating all equipment/material required meet the production capacity set forth in Section J, Attachment 1 - Statement of Work (SOW) and OraSure's proposal and all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract.

FA8730-21-S-C001

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0003AA		1 [***]	[***] [***]
	Noun:	[***]SIGNING OF CONTRACT/MASTER VALIDATION LIST
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. The contractor shall provide the OraSure Master Validation List. This will include a master list of validation activities to be performed that can be referenced in subsequent progress reports to confirm percent completion. All reports/plans shall be submitted in accordance with Section J, Attachment 1 - Statement of Work (SOW) and OraSure's proposal and all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract.

2. Report evidencing signed contract / Receipt of Master Validation List

3. This is a Firm Fixed Price (FFP) CLIN.

4. Deliverable due NLT [***].

FA8730-21-S-C001

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0003AB		1 [***]	[***] [***]
	Noun:	[***] – PROGRESS REPORT #1 (25% COMPLETION)
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. The contractor shall provide a progress report describing [***] overall project completion as defined by the Master Validation Plan, which may include completion of written protocols, execution of those written protocols, and report defining the results of those protocols. All reports/plans shall be submitted in accordance with Section J, Attachment 1 - Statement of Work (SOW) and OraSure's proposal and all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract.

2. Report evidencing construction project status, updated construction project lead time, and confirmation documentation related to identified long lead time construction items.

3. This is a Firm Fixed Price (FFP) CLIN.

4. The deliverable is due NLT [***].

FA8730-21-S-C001

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0003AC		1 [***]	[***] [***]
	Noun:	[***] – PROGRESS REPORT #2 (50% COMPLETION)
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. The contractor shall provide a progress report describing [***] overall project completion as defined by the Master Validation Plan, which may include completion of written protocols, execution of those written protocols, and report defining the results of those protocols. All reports/plans shall be submitted in accordance with Section J, Attachment 1 - Statement of Work (SOW) and OraSure's proposal and all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract.

2. Report evidencing construction project status, updated construction project lead time, and confirmation documentation related to identified long lead time construction items.

3. This is a Firm Fixed Price (FFP) CLIN.

4. Deliverable due NLT [***].

FA8730-21-S-C001

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0003AD		1 [***]	[***] [***]
	Noun:	[***] – PROGRESS REPORT #3 (75% COMPLETION)
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. The contractor shall provide a progress report describing [***] overall project completion as defined by the Master Validation Plan, which may include completion of written protocols, execution of those written protocols, and report defining the results of those protocols. All reports/plans shall be submitted in accordance with Section J, Attachment 1 - Statement of Work (SOW) and OraSure's proposal and all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract.

2. Report evidencing construction project status, updated construction project lead time, and confirmation documentation related to identified long lead time construction items.

3. This is a Firm Fixed Price (FFP) CLIN.

4. Deliverable due [***].

FA8730-21-S-C001

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0003AE		1 [***]	[***] [***]
	Noun:	[***] – COMMISSIONING OF [***]
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. The contractor shall provide a final progress report demonstrating project and Master Validation Plan completion. All reports/plans shall be submitted in accordance with Section J, Attachment 1 - Statement of Work (SOW) and OraSure's proposal and all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract. Validation shall be completed by DCMA at the contractor's facility.

2. Report evidencing [***] and qualification / Validation completed by DCMA at the contractor's facility .

3. This is a Firm Fixed Price (FFP) CLIN.

4. Deliverable due NLT [***].

0003AF		1 [***]	[***] [***]
	Noun:	[***]
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. The contractor shall provide proof of the fully executed [***] in accordance with in Section J, Attachment 1 - Statement of Work (SOW) and OraSure's proposal and all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract.

2. Report evidencing fully executed [***].

3. This is a Firm Fixed Price (FFP) CLIN.

4. Deliverable due NLT [***].

FA8730-21-S-C001

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0003AG		1 [***]	[***] [***]
	Noun:	[***] FACILITY – PROGRESS REPORT #1 ([***] COMPLETION)
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. The contractor shall provide a report evidencing construction design, permit submission and contracting of general contractor, and a construction project plan. All documentation shall be in accordance with Section J, Attachment 1 - Statement of Work (SOW) and OraSure's proposal and all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract.

2. Report evidencing construction project status, updated construction project lead time, and confirmation documentation related to identified long lead time construction items

3. This is a Firm Fixed Price (FFP) CLIN.

4. Deliverable due NLT [***].

FA8730-21-S-C001

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0003AH		1 [***]	[***] [***]
	Noun:	[***] – PROGRESS REPORT #2 ([***] COMPLETION)
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. The contractor shall provide a progress report describing [***] of overall project completion as defined by the construction project plan/master validation plan. All reports/plans shall be submitted in accordance with Section J, Attachment 1 - Statement of Work (SOW) and OraSure's proposal and all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract.

2. Report evidencing construction project status, updated construction project lead time, and confirmation documentation related to identified long lead time construction items.

3. This is a Firm Fixed Price (FFP) CLIN.

4. Deliverable due NLT [***].

FA8730-21-S-C001

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0003AJ		1 [***]	[***] [***]
	Noun:	[***] – PROGRESS REPORT #3 ([***] COMPLETION)
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. The contractor shall provide a progress report describing [***] of overall project completion as defined by the construction project plan/master validation plan. All reports/plans shall be submitted in accordance with Section J, Attachment 1 - Statement of Work (SOW) and OraSure's proposal and all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract.

2. Report evidencing construction project status, updated construction project lead time, and confirmation documentation related to identified long lead time construction items

3. this is a Firm Fixed Price (FFP) CLIN.

4. Deliverable due NLT [***].

FA8730-21-S-C001

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0003AK		1 [***]	[***] [***]
	Noun:	[***] – COMMISSIONING OF [***] CERTIFIED AND BLDG. OCCUPANCY
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. The contractor shall provide a final progress report demonstrating project and Master Validation Plan completion. All reports/plans shall be submitted in accordance with Section J, Attachment 1 - Statement of Work (SOW) and OraSure's proposal and all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract. Validation shall be completed by DCMA at the contractor's facility.

2. Report evidencing completion of new building construction and qualification. Report will evidence [***] completion of construction activities including the Certificate of occupancy or equivalent/ Validation completed by DCMA at the contractor's facility.

3. This is a Firm Fixed Price (FFP) CLIN.

4. Deliverable is due NLT [***].

0004
	Noun:	INCREASE PRODUCTION CAPACITY
	NSN:	N – Not Applicable

FA8730-21-S-C001

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0004AA		1 [***]	[***] [***]
	Noun:	[***] TEST/MONTH
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. In order for this CLIN to be considered complete the contractor must verify production capacity to produce [***] test per month. All reports/plans shall be submitted in accordance with Section J, Attachment 1 - Statement of Work (SOW) and OraSure's proposal and all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract. Validation shall be completed by DCMA at the contractor's facility.

2. Completion of approved equipment validation reports for the equipment required to produce a minimum of [***] tests per month.

3. This is a Firm Fixed Price (FFP) CLIN.

4. Deliverable is due NLT [***].

FA8730-21-S-C001

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0004AB		1 [***]	[***] [***]
	Noun:	[***] TEST/MONTH
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. In order for this CLIN to be considered complete the contractor must verify production capacity to produce [***] test per month. All reports/plans shall be submitted in accordance with Section J, Attachment 1 - Statement of Work (SOW) and OraSure's proposal and all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract. Validation shall be completed by DCMA at the contractor's facility.

2. Completion of approved equipment validation reports for the equipment required to produce a minimum of [***] tests per month.

3. This is a Firm Fixed Price (FFP) CLIN.

4. Deliverable is due NLT [***].

FA8730-21-S-C001

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0004AC		1 [***]	[***] [***]
	Noun:	[***] TESTS/MONTH
	ACRN	AA
	PR/MIPR:	F2BDBD1259A101	[***]
	PSC:	6640
	NSN:	N – Not Applicable
	Contract type:	J – FIRM FIXED PRICE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION

Descriptive Data:

1. In order for this CLIN to be considered complete the contractor must verify production capacity to produce [***] test per month. All reports/plans shall be submitted in accordance with Section J, Attachment 1 - Statement of Work and OraSure's proposal and all subsequent updates. OraSure shall support Government verification of all CLINS/SubCLINS and production capabilities as outlined in this contract. Validation shall be completed by DCMA at the contractor's facility.

2. Completion of approved equipment validation reports for the equipment required to produce a minimum of [***] tests per month. DCMA will observe the manufacturing process and verify the final production numbers of [***] tests per month.

3. This is a Firm Fixed Price (FFP) CLIN.

4. Deliverable is due NLT [***]

FA8730-21-S-C001

ITEM	SUPPLIES SCHEDULE DATA	QTY	SHIP TO	MARK FOR	TRANS PRI	DATE
0001AA		1	U			[***]
	Noun:	EQUIPMENT ORDER GROUP 1
	ACRN:	AA
0001AB		1	U			[***]
	Noun:	EQUIPMENT ORDER GROUP 2
	ACRN:	AA
0001AC		1	U			[***]
	Noun:	EQUIPMENT ORDER GROUP 3
	ACRN:	AA
0001AD		1	U			[***]
	Noun:	EQUIPMENT GROUP 1 – DESIGN REVIEW/MATERIAL ORDER
	ACRN:	AA
0001AE		1	U			[***]
	Noun:	EQUIPMENT GROUP 2 – DESIGN REVIEW/MATERIAL ORDER
	ACRN:	AA
0001AF		1	U			[***]
	Noun:	EQUIPMENT GROUP 3 – DESIGN REVIEW/MATERIAL ORDER
	ACRN:	AA
0001AG		1	U			[***]
	Noun:	EQUIPMENT GROUP 1 – [***]
	ACRN:	AA
0001AH		1	U			[***]
	Noun:	EQUIPMENT GROUP 2 – [***]
	ACRN:	AA
0001AJ		1	U			[***]
	Noun:	EQUIPMENT GROUP 3 – [***]
	ACRN:	AA
0001AK		1	U			[***]
	Noun:	EQUIPMENT GROUP 1 – [***]
	ACRN:	AA
0001AL		1	U			[***]
	Noun:	EQUIPMENT GROUP 2 – [***]
	ACRN:	AA
0001AM		1	U			[***]
	Noun:	EQUIPMENT GROUP 3 – [***]
	ACRN:	AA
0001AN		1	U			ASREQ
	Noun:	EQUIPMENT EXPANSION ENGINEERING/PROGRAM MANAGEMENT
	ACRN:	AA
0002AA		1	U			[***]
	Noun:	[***] EQUIPMENT ORDER
	ACRN:	AA
0002AB		1	U			[***]
	Noun:	FIRST ARTICLE INSPECTION & APPROVAL
	ACRN:	AA
0002AC		1	U			[***]
	Noun:	COMPLETION OF [***] LINE EXPANSION
	ACRN:	AA
0003AA		1	U			[***]
	Noun:	[***] – SIGNING OF CONTRACT/MASTER VALIDATION LIST
	ACRN:	AA

FA8730-21-S-C001

ITEM	SUPPLIES SCHEDULE DATA	QTY	SHIP TO	MARK FOR	TRANS PRI	DATE

0003AB		1	U			[***]
	Noun:	[***] – PROGRESS REPORT #1 ([***] COMPLETION)
	ACRN:	AA
0003AC		1	U			[***]
	Noun:	[***] – PROGRESS REPORT #2 ([***] COMPLETION)
	ACRN:	AA
0003AD		1	U			[***]
	Noun:	[***] – PROGRESS REPORT #3 ([***] COMPLETION)
	ACRN:	AA
0003AE		1	U			[***]
	Noun:	[***] – COMMISSIONING OF CLEAN ROOMS, (100% COMPLETION)
	ACRN:	AA
0003AF		1	U			[***]
	Noun:	[***]
	ACRN:	AA
0003AG		1	U			[***]
	Noun:	[***] – PROGRESS REPORT #1 ([***] COMPLETION)
	ACRN:	AA
0003AH		1	U			[***]
	Noun:	[***] – PROGRESS REPORT #2 ([***] COMPLETION)
	ACRN:	AA
0003AJ		1	U			[***]
	Noun:	[***] – PROGRESS REPORT #3 ([***] COMPLETION)
	ACRN:	AA
0003AK		1	U			[***]
	Noun:	[***] – COMMISSIONING OF [***] CERTIFIED AND BLDG. OCCUPANCY
	ACRN:	AA
0004AA		1	U			[***]
	Noun:	[***] TEST/MONTH
	ACRN:	AA
0004AB		1	U			[***]
	Noun:	[***] TEST/MONTH
	ACRN:	AA
0004AC		1	U			31 Mar 2024
	Noun:	[***] TESTS/MONTH
	ACRN:	AA

FA8730-21-S-C001

Obligation ACRN	Appropriation/Lmt Subhead/Supplemental Accounting Data			Amount
AA				$109,000,000.00
	57 13080 171 LCHS 87492A 4GE2XG 81905 970003 503000			F03000
	Funding breakdown:	On CLIN 0001AA:	[***]
		On CLIN 0001AB:	[***]
		On CLIN 0001AC:	[***]
		On CLIN 0001AD:	[***]
		On CLIN 0001AE:	[***]
		On CLIN 0001AF:	[***]
		On CLIN 0001AG:	[***]
		On CLIN 0001AH:	[***]
		On CLIN 0001AJ:	[***]
		On CLIN 0001AK:	[***]
		On CLIN 0001AL:	[***]
		On CLIN 0001AM:	[***]
		On CLIN 0001AN:	[***]
		On CLIN 0002AA:	[***]
		On CLIN 0002AB:	[***]
		On CLIN [***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
	PR/MIPR:	F2BDBD1259A101	$109,000,000.00
ESP: C1
Descriptive data:
ESP: C1 SC:86U
FSR: 087275 PSR: 302506 DSR: 335522
CIC: F2BDBD1259A 1010000AA

FA8730-21-S-C001

1. FAR 52.212-04 CONTRACT TERMS AND CONDITIONS--COMMERCIAL ITEMS (Oct 2018)

(a) Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. If repair/replacement or reperformance will not correct the defects or is not possible, the Government may seek an equitable price reduction or adequate consideration for acceptance of nonconforming supplies or services. The Government must exercise its post-acceptance rights

(1) Within a reasonable time after the defect was discovered or should have been discovered; and

(2) Before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

(b) Assignment. The Contractor or its assignee may assign its rights to receive payment due as a result of performance of this contract to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C.3727). However, when a third party makes payment (e.g., use of the Governmentwide commercial purchase card), the Contractor may not assign its rights to receive payment under this contract.

(c) Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.

(d) Disputes. This contract is subject to 41 U.S.C. chapter 71, Contract Disputes. Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

(e) Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.

(f) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

(g) Invoice.

(1) The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized) to the address designated in the contract to receive invoices. An invoice must include –

(i) Name and address of the Contractor;

(ii) Invoice date and number;

(iii) Contract number, line item number and, if applicable, the order number;

(iv) Description, quantity, unit of measure, unit price and extended price of the items delivered;

(v) Shipping number and date of shipment, including the bill of lading number and weight of shipment if shipped on Government bill of lading;

FA8730-21-S-C001

(vi) Terms of any discount for prompt payment offered;

(vii) Name and address of official to whom payment is to be sent;

(viii) Name, title, and phone number of person to notify in event of defective invoice; and

(ix) Taxpayer Identification Number (TIN). The Contractor shall include its TIN on the invoice only if required elsewhere in this contract.

(x) Electronic funds transfer (EFT) banking information.

(A) The Contractor shall include EFT banking information on the invoice only if required elsewhere in this contract.

(B) If EFT banking information is not required to be on the invoice, in order for the invoice to be a proper invoice, the Contractor shall have submitted correct EFT banking information in accordance with the applicable solicitation provision, contract clause (e.g., 52.232-33, Payment by Electronic Funds Transfer-System for Award Management, or 52.232-34, Payment by Electronic Funds Transfer-Other Than System for Award Management), or applicable agency procedures.

(C) EFT banking information is not required if the Government waived the requirement to pay by EFT.

(2) Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) prompt payment regulations at 5 CFR part 1315.

(h) Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.

(i) Payment.

(1) Items accepted. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract.

(2) Prompt payment. The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and prompt payment regulations at 5 CFR part 1315

(3) Electronic Funds Transfer (EFT). If the Government makes payment by EFT, see 52.212-5(b) for the appropriate EFT clause.

(4) Discount. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.

(5) Overpayments. If the Contractor becomes aware of a duplicate contract financing or invoice payment or that the Government has otherwise overpaid on a contract financing or invoice payment, the Contractor shall

(i) Remit the overpayment amount to the payment office cited in the contract along with a description of the overpayment including the

(A) Circumstances of the overpayment (e.g., duplicate payment, erroneous payment, liquidation errors, date(s) of overpayment);

(B) Affected contract number and delivery order number, if applicable;

FA8730-21-S-C001

(C) Affected line item or subline item, if applicable; and

(D) Contractor point of contact.

(ii) Provide a copy of the remittance and supporting documentation to the Contracting Officer.

(6) Interest.

(i) All amounts that become payable by the Contractor to the Government under this contract shall bear simple interest from the date due until paid unless paid within 30 days of becoming due. The interest rate shall be the interest rate established by the Secretary of the Treasury as provided in 41 U.S.C. 7109, which is applicable to the period in which the amount becomes due, as provided in (i)(6)(v) of this clause, and then at the rate applicable for each six-month period at fixed by the Secretary until the amount is paid.

(ii) The Government may issue a demand for payment to the Contractor upon finding a debt is due under the contract.

(iii) Final decisions. The Contracting Officer will issue a final decision as required by 33.211 if

(A) The Contracting Officer and the Contractor are unable to reach agreement on the existence or amount of a debt within 30 days;

(B) The Contractor fails to liquidate a debt previously demanded by the Contracting Officer within the timeline specified in the demand for payment unless the amounts were not repaid because the Contractor has requested an installment payment agreement; or

(C) The Contractor requests a deferment of collection on a debt previously demanded by the Contracting Officer (see 32.607-2).

(iv) If a demand for payment was previously issued for the debt, the demand for payment included in the final decision shall identify the same due date as the original demand for payment.

(v) Amounts shall be due at the earliest of the following dates:

(A) The date fixed under this contract.

(B) The date of the first written demand for payment, including any demand for payment resulting from a default termination.

(vi) The interest charge shall be computed for the actual number of calendar days involved beginning on the due date and ending on

(A) The date on which the designated office receives payment from the Contractor;

(B) The date of issuance of a Government check to the Contractor from which an amount otherwise payable has been withheld as a credit against the contract debt; or

(C) The date on which an amount withheld and applied to the contract debt would otherwise have become payable to the Contractor.

(vii) The interest charge made under this clause may be reduced under the procedures prescribed in 32.608-2 of the Federal Acquisition Regulation in effect on the date of this contract.

FA8730-21-S-C001

(j) Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon:

(1) Delivery of the supplies to a carrier, if transportation is f.o.b. origin; or

(2) Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.

(k) Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.

(l) Termination for the Government's convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor's records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

(m) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

(n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

(o) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

(p) Limitation of liability. Except as otherwise provided by an express warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

(q) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

(r) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. chapter 37, Contract Work Hours and Safety Standards; 41 U.S.C. chapter 87, Kickbacks; 41 U.S.C. 4712 and 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and 41 U.S.C. chapter 21 relating to procurement integrity.

(s) Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:

(1) The schedule of supplies/services.

(2) The Assignments, Disputes, Payments, Invoice, Other Compliances, Compliance with Laws Unique to Government Contracts, and Unauthorized Obligations paragraphs of this clause.

(3) The clause at 52.212-5.

(4) Addenda to this solicitation or contract, including any license agreements for computer software.

FA8730-21-S-C001

(5) Solicitation provisions if this is a solicitation.

(6) Other paragraphs of this clause.

(7) The Standard Form 1449.

(8) Other documents, exhibits, and attachments.

(9) The specification.

(t) [Reserved]

(u) Unauthorized Obligations.

(1) Except as stated in paragraph (u)(2) of this clause, when any supply or service acquired under this contract is subject to any End Use License Agreement (EULA), Terms of Service (TOS), or similar legal instrument or agreement, that includes any clause requiring the Government to indemnify the Contractor or any person or entity for damages, costs, fees, or any other loss or liability that would create an Anti-Deficiency Act violation (31 U.S.C. 1341), the following shall govern:

(i) Any such clause is unenforceable against the Government.

(ii) Neither the Government nor any Government authorized end user shall be deemed to have agreed to such clause by virtue of it appearing in the EULA, TOS, or similar legal instrument or agreement. If the EULA, TOS, or similar legal instrument or agreement -is invoked through an "I agree" click box or other comparable mechanism (e.g., "click-wrap" or "browse-wrap" agreements), execution does not bind the Government or any Government authorized end user to such clause.

(iii) Any such clause is deemed to be stricken from the EULA, TOS, or similar legal instrument or agreement.

(2) Paragraph (u)(1) of this clause does not apply to indemnification by the Government that is expressly authorized by statute and specifically authorized under applicable agency regulations and procedures.

(v) Incorporation by reference. The Contractor's representations and certification, including those completed electronically via the System for Award Management (SAM), are incorporated by reference into the contract.

2. FAR 52.212-05 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS--COMMERCIAL ITEMS (Jan 2021)

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1) 52.203-19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (Jan 2017) (section 743 of Division E, Title VII, of the Consolidated and Further Continuing Appropriations Act 2015 (Pub. L. 113-235) and its successor provisions in subsequent appropriations acts (and as extended in continuing resolutions)).

(2) 52.204-23, Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities (Jul 2018) (Section 1634 of Pub. L. 115-91).

(3) 52.204-25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment. (Aug 2020) (Section 889(a)(1)(A) of Pub. L. 115-232).

(4) 52.209-10, Prohibition on Contracting with Inverted Domestic Corporations (Nov 2015)

(5) 52.233-3, Protest After Award (AUG 1996) (31 U.S.C 3553).

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(6) 52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Public Laws 108-77 and 108-78 (19 U.S.C. 3805 note)).

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

3. FAR 52.212-05 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS--COMMERCIAL ITEMS (Aug 2020) , Alternate I , (Feb 2000)

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1) 52.203-19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (Jan 2017) (section 743 of Division E, Title VII, of the Consolidated and Further Continuing Appropriations Act 2015 (Pub. L. 113-235) and its successor provisions in subsequent appropriations acts (and as extended in continuing resolutions)).

(2) 52.204-23, Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities (Jul 2018) (Section 1634 of Pub. L. 115-91).

(3) Surveillance Services or Equipment. (Aug 2020) (Section 889(a)(1)(A) of Pub. L. 115-232).

(4) 52.209-10, Prohibition on Contracting with Inverted Domestic Corporations (Nov 2015)

(5) 52.233-3, Protest After Award (AUG 1996) (31 U.S.C 3553).

(6) 52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Public Laws 108-77 and 108-78 (19 U.S.C. 3805 note)).

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

☒ (1) 52.203-06, Restrictions on Subcontractor Sales to the Government (Jun 2020), with Alternate I (Oct 1995) (41 U.S.C. 4704 and 10 U.S.C. 2402).

☒ (2) 52.203-13, Contractor Code of Business Ethics and Conduct (Jun 2020) (41 U.S.C. 3509).

☒ (4) 52.204-10, Reporting Executive Compensation and First-Tier Subcontract Awards (Jun 2020) (Pub. L. 109-282) (31 U.S.C. 6101 note).

☒ (8) 52.209-06, Protecting The Government's Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed For Debarment (Jun 2020) (31 U.S.C. 6101 note).

☒ (12) (i) 52.219-04, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (Mar 2020) (if the offeror elects to waive the preference, it shall so indicate in its offer.) (15 U.S.C. 657a).

☒ (12) (ii) 52.219-04, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (Mar 2020) (if the offeror elects to waive the preference, it shall so indicate in its offer.) (15 U.S.C. 657a). Alternate I (Mar 2020)

☒ (17) (i) 52.219-09, Small Business Subcontracting Plan (Jun 2020) (15 U.S.C. 637 (d)(4)).

☒ (17) (ii) 52.219-09, Small Business Subcontracting Plan (Mar 2020). Alternate I (Nov 2016)

☒ (17) (iv) 52.219-09, Small Business Subcontracting Plan (Jun 2020). Alternate III (Jun 2020)

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☒ (17) (v) 52.219-09, Small Business Subcontracting Plan (Jun 2020). Alternate IV (Jun 2020)

☒ (20) 52.219-16, Liquidated Damages--Subcontracting Plan (Jan 1999)(15 U.S.C. 637(d)(4)(F)(i)).

☒ (22) (i) 52.219-28, Post Award Small Business Program Rerepresentation (Nov 2020) (15 U.S.C. 632(a)(2)).

☒ (27) 52.222-03, Convict Labor (June 2003) (E.O. 11755).

☒ (28) 52.222-19, Child Labor Cooperation with Authorities and Remedies (Jan 2020) (E.O. 13126).

☒ (29) 52.222-21, Prohibition of Segregated Facilities (Apr 2015).

☒ (30) (i) 52.222-26, Equal Opportunity (Sept 2016) (E.O. 11246).

☒ (30) (ii) 52.222-26, Equal Opportunity - Alternate I (Feb 1999)

☒ (31) (i) 52.222-35, Equal Opportunity for Veterans (Jun 2020) (38 U.S.C.4212).

☒ (31) (ii) 52.222-35, Equal Opportunity for Veterans - Alternate I (July 2014).

☒ (32) (i) 52.222-36, Equal Opportunity for Workers with Disabilities (Jun 2020) (29 U.S.C. 793).

☒ (32) (ii) 52.222-36, Equal Opportunity for Workers with Disabilities – Alternate I (Jul 2014).

☒ (33) 52.222-37, Employment Reports on Veterans (Jun 2020) (38 U.S.C. 4212).

☒ (34) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (Dec 2010) (E.O. 13496).

☒ (44) 52.223-18, Encouraging Contractor Policies To Ban Text Messaging While Driving (Jun 2020) (E.O.13513).

☒ (50) 52.225-05, Trade Agreements (Oct 2019) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

☒ (51) 52.225-13, Restrictions on Certain Foreign Purchases (June 2008) (E.O.'s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

☒ (58) 52.232-33, Payment by Electronic Funds Transfer-System for Award Management (Oct 2018) (31 U.S.C. 3332).

☒ (60) 52.232-36, Payment by Third Party (May 2014) (31 U.S.C. 3332).

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items:

☒ (7) 52.222-55, Minimum Wages Under Executive Order 13658 (Nov 2020) (E.O. 13658).

☒ (8) 52.222-62, Paid Sick Leave Under Executive Order 13706 (Jan 2017) (E.O. 13706)

☒ (9) 52.226-06, Promoting Excess Food Donation to Nonprofit Organizations (Jun 2020) (42 U.S.C. 1792).

(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, as defined in FAR 2.101, on the date of award of this contract, and does not contain the clause at 52.215-2, Audit and Records-Negotiation.

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(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor's directly pertinent records involving transactions related to this contract.

(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e)

(1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c) and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in this paragraph (e)(1) in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause

(i) 52.203-13, Contractor Code of Business Ethics and Conduct (Jun 2020) (41 U.S.C. 3509).

(ii) 52.203-19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (Jan 2017) (section 743 of Division E, Title VII, of the Consolidated and Further Continuing Appropriations Act, 2015 (Pub. L. 113-235) and its successor provisions in subsequent appropriations acts (and as extended in continuing resolutions)).

(iii) 52.204-23, Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities (Jul 2018) (Section 1634 of Pub. L. 115-91).

(iv) 52.204-25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment. (Aug 2020) (Section 889(a)(1)(A) of Pub. L. 115-232).

(v) 52.219-8, Utilization of Small Business Concerns (Oct 2018) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds the applicable threshold specified in FAR 19.702(a) on the date of subcontract award, the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(vi) 52.222-21, Prohibition of Segregated Facilities (Apr 2015).

(vii) 52.222-26, Equal Opportunity (Sep 2015) (E.O.11246).

(viii) 52.222-35, Equal Opportunity for Veterans (Jun 2020) (38 U.S.C. 4212).

(ix) 52.222-36, Equal Opportunity for Workers with Disabilities (Jun 2020) (29 U.S.C. 793).

(x) 52.222-37, Employment Reports on Veterans (Jun 2020) (38 U.S.C. 4212).

(xi) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (Dec 2010) (E.O. 13496). Flow down required in accordance with paragraph (f) of FAR clause 52.222-40.

(xii) 52.222-41, Service Contract Labor Standards (AUG 2018) (41 U.S.C. chapter 67).

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(xiii) ___ (A) 52.222-50, Combating Trafficking in Persons (Oct 2020) (22 U.S.C. Chapter 78 and E.O. 13627).

___ (B) Alternate I (Mar 2015) of 52.222-50 (22 U.S.C. Chapter 78 and E.O. 13627).

(xiv) 52.222-51, Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain Equipment-Requirements (May 2014) (41 U.S.C. chapter 67.)

(xv) 52.222-53, Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services--Requirements (May 2014) (41 U.S.C. chapter 67)

(xvi) 52.222-54, Employment Eligibility Verification (Oct 2015).

(xvii) 52.222-55, Minimum Wages Under Executive Order 13658 (Nov 2020) (E.O. 13658).

(xviii) 52.222-62, Paid Sick Leave Under Executive Order 13706 (Jan 2017) (E.O. 13706).

(xix) _____ (A) 52.224-3, Privacy Act Training (Jan 2017) (5 U.S.C. 552a).

_____ (B) Alternate I (Jan 2017) of 52.224-3.

(xx) 52.225-26, Contractors Performing Private Security Functions Outside the United States (Oct 2016) (Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. 2302 Note).

(xxi) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations (Jun 2020) (42 U.S.C. 1792). Flow down required in accordance with paragraph (e) of FAR clause 52.226-6.

(xxii) 52.247-64, Preference for Privately-Owned U.S. Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx 1241(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2) While not required, the Contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

4. FAR 52.232-40 PROVIDING ACCELERATED PAYMENTS TO SMALL BUSINESS SUBCONTRACTORS (Dec 2013)

(a) Upon receipt of accelerated payments from the Government, the Contractor shall make accelerated payments to its small business subcontractors under this contract, to the maximum extent practicable and prior to when such payment is otherwise required under the applicable contract or subcontract, after receipt of a proper invoice and all other required documentation from the small business subcontractor.

(b) The acceleration of payments under this clause does not provide any new rights under the Prompt Payment Act.

(c) Include the substance of this clause, including this paragraph (c), in all subcontracts with small business concerns, including subcontracts with small business concerns for the acquisition of commercial items.

5. DFARS 252.203-7000 REQUIREMENTS RELATING TO COMPENSATION OF FORMER DOD OFFICIALS (Sep 2011)

(a) Definition. "Covered DoD official," as used in this clause, means an individual that

(1) Leaves or left DoD service on or after January 28, 2008; and

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(2)(i) Participated personally and substantially in an acquisition as defined in 41 U.S.C. 131 with a value in excess of $10 million, and serves or served

(A) In an Executive Schedule position under subchapter II of chapter 53 of Title 5, United States Code;

(B) In a position in the Senior Executive Service under subchapter VIII of chapter 53 of Title 5, United States Code; or

(C) In a general or flag officer position compensated at a rate of pay for grade O-7 or above under section 201 of Title 37, United States Code; or

(ii) Serves or served in DoD in one of the following positions: program manager, deputy program manager, procuring contracting officer, administrative contracting officer, source selection authority, member of the source selection evaluation board, or chief of a financial or technical evaluation team for a contract in an amount in excess of $10 million.

(b) The Contractor shall not knowingly provide compensation to a covered DoD official within 2 years after the official leaves DoD service, without first determining that the official has sought and received, or has not received after 30 days of seeking, a written opinion from the appropriate DoD ethics counselor regarding the applicability of post-employment restrictions to the activities that the official is expected to undertake on behalf of the Contractor.

(c) Failure by the Contractor to comply with paragraph (b) of this clause may subject the Contractor to rescission of this contract, suspension, or debarment in accordance with 41 U.S.C. 2105(c).

6. DFARS 252.203-7003 AGENCY OFFICE OF THE INSPECTOR GENERAL (Aug 2019)

The agency office of the Inspector General referenced in paragraphs (c) and (d) of FAR clause 52.203-13, Contractor Code of Business Ethics and Conduct, is the DoD Office of Inspector General at the following address:

Department of Defense Office of Inspector General
Administrative Investigations
Contractor Disclosure Program
4800 Mark Center Drive, Suite 14L25
Alexandria, VA 22350-1500

Toll Free Telephone: 866-429-8011
Website: https://www.dodig.m il/Programs/Contractor-Disclosure-Program/.

7. DFARS 252.204-7012 SAFEGUARDING COVERED DEFENSE INFORMATION AND CYBER INCIDENT REPORTING (Dec 2019)

(a) Definitions, As used in this clause

"Adequate security" means protective measures that are commensurate with the consequences and probability of loss, misuse, or unauthorized access to, or modification of information.

"Compromise" means disclosure of information to unauthorized persons, or a violation of the security policy of a system, in which unauthorized intentional or unintentional disclosure, modification, destruction, or loss of an object, or the copying of information to unauthorized media may have occurred.

"Contractor attributional/proprietary information" means information that identifies the contractor(s), whether directly or indirectly, by the grouping of information that can be traced back to the contractor(s) (e.g., program description, facility locations), personally identifiable information, as well as trade secrets, commercial or financial information, or other commercially sensitive information that is not customarily shared outside of the company.

"Contractor information system" means an unclassified information system that is owned or operated by or for, a contractor and that processes, stores, or transmits covered defense information.

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"Controlled technical information" means technical information with military or space application that is subject to controls on the access, use, reproduction, modification, performance, display, release, disclosure, or dissemination. Controlled technical information would meet the criteria, if disseminated, for distribution statements B through F using the criteria set forth in DoD Instruction 5230.24, Distribution Statements on Technical Documents. The term does not include information that is lawfully publicly available without restrictions.

"Covered contractor information system" means an information system that is owned, or operated by or for, a contractor and that processes, stores, or transmits covered defense information.

"Covered defense information" means unclassified controlled technical information or other information, as described in the Controlled Unclassified Information (CUI) Registry at http://www.archives.gov/cui/registry/category-list.html, that requires safeguarding or dissemination controls pursuant to and consistent with law, regulations, and Governmentwide policies, and is

(1) Marked or otherwise identified in the contract, task order, or delivery order and provided to the contractor by or on behalf of DoD in support of the performance of the contract; or

(2) Collected, developed, received, transmitted, used, or stored by or on behalf of the contractor in support of the performance of the contract.

"Cyber incident" means actions taken through the use of computer networks that result in a compromise or an actual or potentially adverse effect on an information system and/or the information residing therein.

"Forensic analysis" means the practice of gathering, retaining, and analyzing computer-related data for investigative purposes in a manner that maintains the integrity of the data

"Information system" means a discrete set of information resources organized for the collection, processing, maintenance, use, sharing, dissemination, or disposition of information.

"Malicious software" means computer software or firmware intended to perform an unauthorized process that will have adverse impact on the confidentiality, integrity, or availability of an information system. This definition includes a virus, worm, Trojan horse, or other code-based entity that infects a host, as well as spyware and some forms of adware.

"Media" means physical devices or writing surfaces including, but is not limited to, magnetic tapes, optical disks, magnetic disks, large-scale integration memory chips, and printouts onto which covered defense information is recorded, stored, or printed within a covered contractor information system.

"Operationally critical support" means supplies or services designated by the Government as critical for airlift, sealift, intermodal transportation services, or logistical support that is essential to the mobilization, deployment, or sustainment of the Armed Forces in a contingency operation.

"Rapidly report" means within 72 hours of discovery of any cyber incident.

"Technical information" means technical data or computer software, as those terms are defined in the clause at DFARS 252.227-7013, Rights in Technical Data-Noncommercial Items, regardless of whether or not the clause is incorporated in this solicitation or contract. Examples of technical information include research and engineering data, engineering drawings, and associated lists, specifications, standards, process sheets, manuals, technical reports, technical orders, catalog-item identifications, data sets, studies and analyses and related information, and computer software executable code and source code.

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(b) Adequate security. The Contractor shall provide adequate security on all covered contractor information systems. To provide adequate security, the Contractor shall implement, at a minimum, the following information security protections:

(1) For covered contractor information systems that are part of an Information Technology (IT) service or system operated on behalf of the Government, the following security requirements apply:

(i) Cloud computing services shall be subject to the security requirements specified in the clause 252.239-7010, Cloud Computing Services, of this contract.

(ii) Any other such IT service or system (i.e., other than cloud computing) shall be subject to the security requirements specified elsewhere in this contract.

(2) For covered contractor information systems that are not part of an IT service of system operated on behalf of the Government and therefore are not subject to the security requirement specified at paragraph (b)(1) of this clause, the following security requirements apply:

(i) Except as provided in paragraph (b)(2)(ii) of this clause, the covered contractor information system shall be subject to the security requirements in National Institute of Standards and Technology (NIST) Special Publication (SP) 800-171, "Protecting Controlled Unclassified Information in Nonfederal Information Systems and Organizations," (available via the Internet at http://dx.doi.org/10.6028/NIST.SP.800-171) in effect at the time the solicitation is issued or as authorized by the Contracting Officer.

(ii)(A) The Contractor shall implement NIST SP 800-171, as soon as practical, but not later than December 31, 2017. For all contracts awarded prior to October 1, 2017, the Contractor shall notify the DoD Chief Information Officer (CIO), via email at osd.dibcsia@mail.mil, within 30 days of contract award, of any security requirements specified by NIST SP 800-171 not implemented at the time of contract award.

(B) The Contractor shall submit requests to vary from NIST SP 800-171 in writing to the Contracting Officer, for consideration by the DoD CIO. The Contractor need not implement any security requirement adjudicated by an authorized representative of the DoD CIO to be nonapplicable or to have an alternative, but equally effective, security measure that may be implemented in its place.

(C) If the DoD CIO has previously adjudicated the contractor's requests indicating that a requirement is not applicable or that an alternative security measure is equally effective, a copy of that approval shall be provided to the Contracting Officer when requesting its recognition under this contract.

(D) If the Contractor intends to use an external cloud service provider to store, process, or transmit any covered defense information in performance of this contract, the Contractor shall require and ensure that the cloud service provider meets security requirements equivalent to those established by the Government for the Federal Risk and Authorization Management Program (FedRAMP) Moderate baseline https://www.fedramp.gov/resources/documents/) and that the cloud service provider complies with requirements in paragraphs (c) through (g) of this clause for cyber incident reporting, malicious software, media preservation and protection, access to additional information and equipment necessary for forensic analysis, and cyber incident damage assessment.

(3) Apply other information systems security measures when the Contractor reasonably determines that information systems security measures, in addition to those identified in paragraphs (b)(1) and (2) of this clause, may be required to provide adequate security in a dynamic environment or to accommodate special circumstances (e.g., medical devices) and any individual, isolated, or temporary deficiencies based on an assessed risk or vulnerability. These measures may be addressed in a system security plan.

(c) Cyber incident reporting requirement.

(1) When the Contractor discovers a cyber incident that affects a covered contractor information system or the covered defense information residing therein, or that affects the contractor's ability to the requirements of the contract that are designated as operationally critical support and identified in the contrac, the Contractor shall

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(i) Conduct a review for evidence of compromise of covered defense information, including, but not limited to, identifying compromised computers, servers, specific data, and user accounts. This review shall also include analyzing covered contractor information system(s) that were part of the cyber incident, as well as other information systems on the Contractor's network(s), that may have been accessed as a result of the incident in order to identify compromised covered defense information, or that affect the Contractor's ability to provide operationally critical support; and

(ii) Rapidly report cyber incidents to DoD at https://dibnet.dod.mil.

(2) Cyber incident report. The cyber incident report shall be treated as information created by or for DoD and shall include, at a minimum, the required elements at https://dibnet.dod.mil.

(3) Medium assurance certificate requirement. In order to report cyber incidents in accordance with this clause, the Contractor or subcontractor shall have or acquire a DoD-approved medium assurance certificate to report cyber incidents. For information on obtaining a DoD-approved medium assurance certificate, see https://public.cyber.m il/eca/.

(d) Malicious software. When the Contractor or subcontractors discover and isolate malicious software in connection with a reported cyber incident, submit the malicious software to DoD Cyber Crime Center (DC3) in accordance with instructions provided by DC3 or the Contracting Officer. Do not send the malicious software to the Contracting Officer.

(e) Media preservation and protection. When a Contractor discovers a cyber incident has occurred, the Contractor shall preserve and protect images of all known affected information systems identified in paragraph (c)(1)(i) of this clause and all relevant monitoring/packet capture data for at least 90 days from the submission of the cyber incident report to allow DoD to request the media or decline interest.

(f) Access to additional information or equipment necessary for forensic analysis. Upon request by DoD, the Contractor shall provide DoD with access to additional information or equipment that is necessary to conduct a forensic analysis.

(g) Cyber incident damage assessment activities. If DoD elects to conduct a damage assessment, the Contracting Officer will request that the Contractor provide all of the damage assessment information gathered in accordance with paragraph (e) of this clause.

(h) DoD safeguarding and use of contractor attributional/proprietary information. The Government shall protect against the unauthorized use or release of information obtained from the contractor (or derived from information obtained from the contractor) under this clause that includes contractor attributional/proprietary information, including such information submitted in accordance with paragraph (c). To the maximum extent practicable, the Contractor shall identify and mark attributional/proprietary information. In making an authorized release of such information, the Government will implement appropriate procedures to minimize the contractor attributional/proprietary information that is included in such authorized release, seeking to include only that information that is necessary for the authorized purpose(s) for which the information is being released.

(i) Use and release of contractor attributional/proprietary information not created by or for DoD. Information that is obtained from the contractor (or derived from information obtained from the contractor) under this clause that is not created by or for DoD is authorized to be released outside of DoD

(1) To entities with missions that may be affected by such information;

(2) To entities that may be called upon to assist in the diagnosis, detection, or mitigation of cyber incidents;

(3) To Government entities that conduct counterintelligence or law enforcement investigations;

(4) For national security purposes, including cyber situational awareness and defense purposes (including with Defense Industrial Base (DIB) participants in the program at 32 CFR part 236); or

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(5) Government activities under a contract that includes the clause at 252.204-7009, Limitations on the Use or Disclosure of Third-Party Contractor Reported Cyber Incident Information.

(j) Use and release of contractor attributional/proprietary information created by or for DoD. Information that is obtained from the contractor (or derived from information obtained from the contractor) under this clause that is created by or for DoD (including the information submitted pursuant to paragraph (c) of this clause) is authorized to be used and released outside of DoD for purposes and activities authorized by paragraph (i) of this clause, and for any other lawful Government purpose or activity, subject to all applicable statutory, regulatory, and policy based restrictions on the Government's use and release of such information.

(k) The Contractor shall conduct activities under this clause in accordance with applicable laws and regulations on the interception, monitoring, access, use, and disclosure of electronic communications and data.

(l) Other safeguarding or reporting requirements. The safeguarding and cyber incident reporting required by this clause in no way abrogates the Contractor's responsibility for other safeguarding or cyber incident reporting pertaining to its unclassified information systems as required by other applicable clauses of this contract, or as a result of other applicable U.S. Government statutory or regulatory requirements.

(m) Subcontracts. The Contractor shall

(1) Include this clause, including this paragraph (m), in subcontracts, or similar contractual instruments, for operationally critical support, or for which subcontract performance will involve covered defense information, including subcontracts for commercial items, without alteration, except to identify the parties. The Contractor shall determine if the information required for subcontractor performance retains its identity as covered defense information and will require protection under this clause, and, if necessary, consult with the Contracting Officer; and

(2) Require subcontractors to

(i) Notify the prime Contractor (or next higher-tier subcontractor) when submitting a request to vary from a NIST SP 800-171 security requirement to the Contracting Officer, in accordance with paragraph (b)(2)(ii)(B) of this clause; and

(ii) Provide the incident report number, automatically assigned by DoD, to the prime Contractor (or next higher-tier subcontractor) as soon as practicable, when reporting a cyber incident to DoD as required in paragraph (c) of this clause.

8. DFARS 252.204-7015 NOTICE OF AUTHORIZED DISCLOSURE OF INFORMATION TO LITIGA-TION SUPPORT (May 2016)

a) Definitions. As used in this clause

"Computer software" means computer programs, source code, source code listings, object code listings, design details, algorithms, processes, flow charts, formulae, and related material that would enable the software to be reproduced, recreated, or recompiled. Computer software does not include computer data bases or computer software documentation.

"Litigation support" means administrative, technical, or professional services provided in support of the Government during or in anticipation of litigation.

"Litigation support contractor" means a contractor (including its experts, technical consultants, subcontractors, and suppliers) providing litigation support under a contract that contains the clause at 252.204-7014, Limitations on the Use or Disclosure of Information by Litigation Support

"Sensitive information" means controlled unclassified information of a commercial, financial, proprietary, or privileged nature. The term includes technical data and computer software, but does not include information that is lawfully, publicly available without restriction.

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"Technical data" means recorded information, regardless of the form or method of the recording, of a scientific or technical nature (including computer software documentation). The term does not include computer software or data incidental to contract administration, such as financial and/or management information

(b) Notice of authorized disclosures. Notwithstanding any other provision of this solicitation or contract, the Government may disclose to a litigation support contractor, for the sole purpose of litigation support activities, any information, including sensitive information, received

(1) Within or in connection with a quotation or offer; or

(2) In the performance of or in connection with a contract.

(c) Flowdown. Include the substance of this clause, including this paragraph (c), in all subcontracts, including subcontracts for commercial items.

9. DFARS 252.204-7018 PROHIBITION ON THE ACQUISITION OF COVERED DEFENSE TELECOMMUNICATIONS EQUIPMENT OR SERVICES (Jan 2021)

(a) Definitions. As used in this clause

"Covered defense telecommunications equipment or services" means-

(1) Telecommunications equipment produced by Huawei Technologies Company or ZTE Corporation, or any subsidiary or affiliate of such entities;

(2) Telecommunications services provided by such entities or using such equipment; or

(3) Telecommunications equipment or services produced or provided by an entity that the Secretary of Defense reasonably believes to be an entity owned or controlled by, or

"Covered foreign country" means-

(1) The People's Republic of China; or

(2) The Russian Federation.

"Covered missions" means-

(1) The nuclear deterrence mission of DoD, including with respect to nuclear command, control, and communications, integrated tactical warning and attack assessment, and continuity of Government; or

(2) The homeland defense mission of DoD, including with respect to ballistic missile defense. otherwise connected to, the government of a covered foreign country.

"Critical technology" means

(1) Defense articles or defense services included on the United States Munitions List set forth in the International Traffic in Arms Regulations under subchapter M of chapter I of title 22, Code of Federal Regulations;

(2) Items included on the Commerce Control List set forth in Supplement No. 1 to part 774 of the Export Administration Regulations under subchapter C of chapter VII of title 15, Code of Federal Regulations, and controlled-

(i) Pursuant to multilateral regimes, including for reasons relating to national security, chemical and biological weapons proliferation, nuclear nonproliferation, or missile technology; or

(ii) For reasons relating to regional stability or surreptitious listening;

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(3) Specially designed and prepared nuclear equipment, parts and components, materials, software, and technology covered by part 810 of title 10, Code of Federal Regulations (relating to assistance to foreign atomic energy activities);

(4) Nuclear facilities, equipment, and material covered by part 110 of title 10, Code of Federal Regulations (relating to export and import of nuclear equipment and material);

(5) Select agents and toxins covered by part 331 of title 7, Code of Federal Regulations, part 121 of title 9 of such Code, or part 73 of title 42 of such Code; or

(6) "Substantial or essential component" means any component necessary for the proper function or performance of a piece of equipment, system, or service.

(b) Prohibition. In accordance with section 1656 of the National Defense Authorization Act for Fiscal Year 2018 (Pub. L. 115-91), the contractor shall not provide to the Government any equipment, system, or service to carry out covered missions that uses covered defense telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system, unless the covered defense telecommunication equipment or services are covered by a waiver described in Defense Federal Acquisition Regulation Supplement 204.2104.

(c) Procedures. The Contractor shall review the list of excluded parties in the System for Award Management (SAM) at https://www.sam.gov for entities that are excluded when providing any equipment, system, or service, to carry out covered missions, that uses covered defense telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system, unless a waiver is granted.

(d) Reporting.

(1) In the event the Contractor identifies covered defense telecommunications equipment or services used as a substantial or essential component of any system, or as critical technology as part of any system, during contract performance, the Contractor shall report at https://dibnet.dod.mil the information in paragraph (d)(2) of this clause.

(2) The Contractor shall report the following information pursuant to paragraph (d)(1) of this clause:

(i) Within 3 business days from the date of such identification or notification: the contract number; the order number(s), if applicable; supplier name; brand; model number (original equipment manufacturer number, manufacturer part number, or wholesaler number); item description; and any readily available information about mitigation actions undertaken or recommended.

(ii) Within 30 business days of submitting the information in paragraph (d)(2)(i) of this clause: any further available information about mitigation actions undertaken or recommended. In addition, the Contractor shall describe the efforts it undertook to prevent use or submission of a covered defense telecommunications equipment or services, and any additional efforts that will be incorporated to prevent future use or submission of covered telecommunications equipment or services.

(e) Subcontracts. The Contractor shall insert the substance of this clause, including this paragraph (e), in all subcontracts and other contractual instruments, including subcontracts for the acquisition of commercial items.

10. DFARS 252.204-7020 NIST SP 800-171 DOD ASSESSMENT REQUIREMENTS (Nov 2020)

(a) Definitions.

"Basic Assessment" means a contractor's self assessment of the contractor's implementation of NIST SP 800-171 that-

(1) Is based on the Contractor's review of their system security plan(s) associated with covered contractor information system(s);

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(2) Is conducted in accordance with the NIST SP 800-171 DoD Assessment Methodology; and

(3) Results in a confidence level of "Low" in the resulting score, because it is a self-generated score.

"Covered contractor information system" has the meaning given in the clause 252.204 -7012, Safeguarding Covered Defense Information and Cyber Incident Reporting, of this contract.

"High Assessment" means an assessment that is conducted by Government personnel using NIST SP 800-171A, Assessing Security Requirements for Controlled Unclassified Information that-

(1) Consists of-

(i) A review of a contractor's Basic Assessment;

(ii) A thorough document review;

(iii) Verification, examination, and demonstration of a Contractor's system security plan to validate that NIST SP 800-171 security requirements have been implemented as described in the contractor's system security plan; and

(iv) Discussions with the contractor to obtain additional information or clarification, as needed; and

(2) Results in a confidence level of "High" in the resulting score.

"Medium Assessment" means an assessment conducted by the Government that-

(1) Consists of-

(i) A review of a contractor's Basic Assessment;

(ii) A thorough document review; and

(iii) Discussions with the contractor to obtain additional information or clarification, as needed; and

(2) Results in a confidence level of "Medium" in the resulting score.

(b) Applicability. This clause applies to covered contractor information systems that are required to comply with the National Institute of Standards and Technology (NIST) Special Publication (SP) 800-171, in accordance with Defense Federal Acquisition Regulation System (DFARS) clause at 252.204-7012, Safeguarding Covered Defense Information and Cyber Incident Reporting, of this contract.

(c) Requirements. The Contractor shall provide access to its facilities, systems, and personnel necessary for the Government to conduct a Medium or High NIST SP 800-171 DoD Assessment, as described in NIST SP 800-171 DoD Assessment Methodology at https://www.acq.osd.mil/dpap/pdi/cyber/strategically_assessing_contractor_implementation_of_NI ST_SP_800-171.html, if necessary.

(d) Procedures. Summary level scores for all assessments will be posted in the Supplier Performance Risk System (SPRS) (https://www.sprs.csd.disa.mil/) to provide DoD Components visibility into the summary level scores of strategic assessments.

(1) Basic Assessments. A contractor may submit, via encrypted email, summary level scores of Basic Assessments conducted in accordance with the NIST SP 800-171 DoD Assessment Methodology to webptsmh@navy.mil for posting to SPRS.

(i) The email shall include the following information:

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(A) Version of NIST SP 800-171 against which the assessment was conducted.

(B) Organization conducting the assessment (e.g., Contractor self-assessment).

(C) For each system security plan (security requirement 3.12.4) supporting the performance of a DoD contract-

(1) All industry Commercial and Government Entity (CAGE) code(s) associated with the information system(s) addressed by the system security plan; and

(2) A brief description of the system security plan architecture, if more than one plan exists.

(D) Date the assessment was completed

(E) Summary level score (e.g., 95 out of 110, NOT the individual value for each requirement).

(F) Date that all requirements are expected to be implemented (i.e., a score of 110 is expected to be achieved) based on information gathered from associated plan(s) of action developed in accordance with NIST SP 800-171.

(ii) If multiple system security plans are addressed in the email described at paragraph (b)(1)(i) of this section, the Contractor shall use the following format for the report:

System Security Plan
CAGE Codes supported by this plan
Brief description of the plan architecture
Date of assessment
Total Score
Date score of 110 will achieved

(2) Medium and High Assessments. DoD will post the following Medium and/or High Assessment summary level scores to SPRS for each system security plan assessed:

(i) The standard assessed (e.g., NIST SP 800-171 Rev 1).

(ii) Organization conducting the assessment, e.g., DCMA, or a specific organization (identified by Department of Defense Activity Address Code (DoDAAC)).

(iii) All industry CAGE code(s) associated with the information system(s) addressed by the system security plan.

(iv) A brief description of the system security plan architecture, if more than one system security plan exists.

(v) Date and level of the assessment, i.e., medium or high.

(vi) Summary level score (e.g., 105 out of 110, not the individual value assigned for each requirement).

(vii) Date that all requirements are expected to be implemented (i.e., a score of 110 is expected to be achieved) based on information gathered from associated plan(s) of action developed in accordance with NIST SP 800-171.

(e) Rebuttals.

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(1) DoD will provide Medium and High Assessment summary level scores to the Contractor and offer the opportunity for rebuttal and adjudication of assessment summary level scores prior to posting the summary level scores to SPRS (see SPRS User's Guide https://www.sprs.csd.disa.mil/pdf/SPRS_Awardee.pdf).

(2) Upon completion of each assessment, the contractor has 14 business days to provide additional information to demonstrate that they meet any security requirements not observed by the assessment team or to rebut the findings that may be of question.

(f) Accessibility.

(1) Assessment summary level scores posted in SPRS are available to DoD personnel, and are protected, in accordance with the standards set forth in DoD Instruction 5000.79, Defense-wide Sharing and Use of Supplier and Product Performance Information (PI).

(2) Authorized representatives of the Contractor for which the assessment was conducted may access SPRS to view their own summary level scores, in accordance with the SPRS Software Us https://www.sprs.csd.disa.m il/pdf/SPRS_Awardee.pdf.

(3) A High NIST SP 800-171 DoD Assessment may result in documentation in addition to that listed in this clause. DoD will retain and protect any such documentation as "Controlled Unclassified Information (CUI)" and intended for internal DoD use only. The information will be protected against unauthorized use and release, including through the exercise of applicable exemptions under the Freedom of Information Act (e.g., Exemption 4 covers trade secrets and commercial or financial information obtained from a contractor that is privileged or confidential).

(g) Subcontracts.

(1) The Contractor shall insert the substance of this clause, including this paragraph (g), in all subcontracts and other contractual instruments, including subcontracts for the acquisition of commercial items (excluding COTS items).

(2) The Contractor shall not award a subcontract or other contractual instrument, that is subject to the implementation of NIST SP 800-171 security requirements, in accordance with DFARS clause 252.204-7012 of this contract, unless the subcontractor has completed, within the last 3 years, at least a Basic NIST SP 800-171 DoD Assessment, as described in https://www.acq.osd.mil/dpap/pdi/cyber/strategically_assessing_contractor_im plementation_of_NI ST_SP_800-171.html, for all covered contractor information systems relevant to its offer that are not part of an information technology service or system operated on behalf of the Government.

(3) If a subcontractor does not have summary level scores of a current NIST SP 800-171 DoD Assessment (i.e., not more than 3 years old unless a lesser time is specified in the solicitation) posted in SPRS, the subcontractor may conduct and submit a Basic Assessment, in accordance with the NIST SP 800-171 DoD Assessment Methodology, to webptsmh@navy.mil for posting to SPRS along with the information required by paragraph (d) of this clause.

11. DFARS 252.204-7021 CYBERSECURITY MATURITY MODEL CERTIFICATION REQUIREMENT (Nov 2020)

(a) Scope. The Cybersecurity Maturity Model Certification (CMMC) CMMC is a framework that measures a contractor's cybersecurity maturity to include the implementation of cybersecurity practices and institutionalization of processes (see https://www.acq.osd.mil/cmmc/index.html).

(b) Requirements. The Contractor shall have a current (i.e. not older than 3 years) CMMC certificate at the CMMC level required by this contract and maintain the CMMC certificate at the required level for the duration of the contract.

(c) Subcontracts. The Contractor shall-

(1) Insert the substance of this clause, including this paragraph (c), in all subcontracts and other contractual instruments, including subcontracts for the acquisition of commercial items, excluding commercially available off-the-shelf items; and

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(2) Prior to awarding to a subcontractor, ensure that the subcontractor has a current (i.e., not older than 3 years) CMMC certificate at the CMMC level that is appropriate for the information that is being flowed down to the subcontractor.

12. DFARS 252.205-7000 PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS (Dec 1991)

(a) Definition. "Cooperative agreement holder" means a State or local government; a private, nonprofit organization; a tribal organization (as defined in section 4(c) of the Indian Self-Determination and Education Assistance Act (Pub. L. 93-268; 25 U.S.C. 450(c))); or an economic enterprise (as defined in section 3(e) of the Indian Financing Act of 1974 (Pub. L. 93-362; 25 U.S.C. 1452(e))) whether such economic enterprise is organized for profit or nonprofit purposes; which has an agreement with the Defense Logistics Agency to furnish procurement technical assistance to business entities.

(b) The Contractor shall provide cooperative agreement holders, upon their request, with a list of those appropriate employees or offices responsible for entering into subcontracts under defense contracts. The list shall include the business address, telephone number, and area of responsibility of each employee or office.

(c) The Contractor need not provide the listing to a particular cooperative agreement holder more frequently than once a year.

13. DFARS 252.211-7006 PASSIVE RADIO FREQUENCY IDENTIFICATION (Dec 2019)

(a) Definitions. As used in this clause--

"Advance shipment notice" means an electronic notification used to list the contents of a shipment of goods as well as additional information relating to the shipment, such as passive radio frequency identification (RFID) or item unique identification (IUID) information, order information, product description, physical characteristics, type of packaging, marking, carrier information, and configuration of goods within the transportation equipment.

"Bulk commodities" means the following commodities, when shipped in rail tank cars, tanker trucks, trailers, other bulk wheeled conveyances, or pipelines:

(1) Sand.

(2) Gravel.

(3) Bulk liquids (water, chemicals, or petroleum products).

(4) Ready-mix concrete or similar construction materials.

(5) Coal or combustibles such as firewood.

(6) Agricultural products such as seeds, grains, or animal feed.

"Case" means either a MIL-STD-129 defined exterior container within a palletized unit load or a MIL-STD-129 defined individual shipping container.

"Electronic Product CodeTM (EPC)" means an identification scheme for universally identifying physical objects via RFID tags and other means. The standardized EPC data consists of an EPC (or EPC identifier) that uniquely identifies an individual object, as well as an optional filter value when judged to be necessary to enable effective and efficient reading of the EPC tags. In addition to this standardized data, certain classes of EPC tags will allow user-defined data. The EPC Tag Data Standards will define the length and position of this data, without defining its content.

"EPCglobal®" means a subscriber-driven organization comprised of industry leaders and organizations focused on creating global standards for the adoption of passive RFID technology.

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"Exterior container" means a MIL-STD-129 defined container, bundle, or assembly that is sufficient by reason of material, design, and construction to protect unit packs and intermediate containers and their contents during shipment and storage. It can be a unit pack or a container with a combination of unit packs or intermediate containers. An exterior container may or may not be used as a shipping container.

"Palletized unit load" means a MIL-STD-129 defined quantity of items, packed or unpacked, arranged on a pallet in a specified manner and secured, strapped, or fastened on the pallet so that the whole palletized load is handled as a single unit. A palletized or skidded load is not considered to be a shipping container. A loaded 463L System pallet is not considered to be a palletized unit load. Refer to the Defense Transportation Regulation, DoD 4500.9-R, Part II, Chapter 203, for marking of 463L System pallets.

"Passive RFID tag" means a tag that reflects energy from the reader/interrogator or that receives and temporarily stores a small amount of energy from the reader/interrogator signal in order to generate the tag response. The only acceptable tags are EPC Class 1 passive RFID tags that meet the EPCglobalTM Class 1 Generation 2 standard.

"Radio frequency identification (RFID)" means an automatic identification and data capture technology comprising one or more reader/interrogators and one or more radio frequency transponders in which data transfer is achieved by means of suitably modulated inductive or radiating electromagnetic carriers.

"Shipping container" means a MIL-STD-129 defined exterior container that meets carrier regulations and is of sufficient strength, by reason of material, design, and construction, to be shipped safely without further packing (e.g., wooden boxes or crates, fiber and metal drums, and corrugated and solid fiberboard boxes).

(b)(1) Except as provided in paragraph (b)(2) of this clause, the Contractor shall affix passive RFID tags, at the case- and palletized-unit-load packaging levels, for shipments of items that

(i) Are in any of the following classes of supply, as defined in DoD Manual 4140.01, Volume 6, DoD Supply Chain Materiel Management Procedures: Materiel Returns, Retention, and Disposition:

(A) Subclass of Class I Packaged operational rations.

(B) Class II - Clothing, individual equipment, tentage, organizational tool kits, hand tools, and administrative and housekeeping supplies and equipment.

(C) Class IIIP - Packaged petroleum, lubricants, oils, preservatives, chemicals, and additives.

(D) Class I - Construction and barrier materials.

(E) Class VI - Personal demand items (non-military sales items).

(F) Subclass of Class VIII Medical materials (excluding pharmaceuticals, biologicals, and reagents suppliers should limit the mixing of excluded and non-excluded materials).

(G) Class IX Repair parts and components including kits, assemblies and subassemblies, reparable and consumable items required for maintenance support of all equipment, excluding medical-peculiar repair parts; and

(ii) Are being shipped to one of the locations listed at https://www.acq.osd.m il/log/sci/RFID_ship_to_locations.html or to

(A) A location outside the contiguous United States when the shipment has been assigned Transportation Priority 1, or to--

(B) The following location(s) deemed necessary by the requiring activity:

Contract Line,Subline, or Exhibit Line Location name City/State DoDAAC
Item Number

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(2) The following are excluded from the requirements of paragraph (b)(1) of this clause:

(i) Shipments of bulk commodities.

(ii) Shipments to locations other than Defense Distribution Depots when the contract includes the clause at FAR 52.213-1, Fast Payment Procedures.

(c) The Contractor shall--

(1) Ensure that the data encoded on each passive RFID tag are globally unique (i.e., the tag ID is never repeated across two or more RFID tags and conforms to the requirements in paragraph (d) of this clause;

(2) Use passive tags that are readable; and

(3) Ensure that the passive tag is affixed at the appropriate location on the specific level of packaging, in accordance with MIL-STD-129 (Section 4.9.2) tag placement specifications.

(d) Data syntax and standards. The Contractor shall encode an approved RFID tag using the instructions provided in the EPCTM Tag Data Standards in effect at the time of contract award. The EPCTM Tag Data Standards are available at http://www.gs1.org/epc-rfid

(1) If the Contractor is an EPCglobalTM subscriber and possesses a unique EPCTM company prefix, the Contractor may use any of the identifiers and encoding instructions described in the most recent EPCTM Tag Data Standards document to encode tags

(2) If the Contractor chooses to employ the DoD identifier, the Contractor shall use its previously assigned Commercial and Government Entity (CAGE) code and shall encode the tags in accordance with the tag identifier details located in the DoD Suppliers Passive RFID Information Guide at http://www.acq.osd.mil/log/sci/ait.html. If the Contractor uses a third-party packaging house to encode its tags, the CAGE code of the third-party packaging house is acceptable

(3) Regardless of the selected encoding scheme, the Contractor with which the Department holds the contract is responsible for ensuring that the tag ID encoded on each passive RFID tag is globally unique, per the requirements in paragraph (c)(1).

(e) Advance shipment notice. The Contractor shall use Wide Area WorkFlow (WAWF), as required by DFARS 252.232-7003, Electronic Submission of Payment Requests, to electronically submit advance shipment notice(s) with the RFID tag ID(s) (specified in paragraph (d) of this clause) in advance of the shipment in accordance with the procedures at https://wawf.eb.mil/.

14. DFARS 252.219-7003 SMALL BUSINESS SUBCONTRACTING PLAN (DOD CONTRACTS) -- BASIC (Dec 2019)

This clause supplements the Federal Acquisition Regulation 52.219-9, Small Business Subcontracting Plan, clause of this contract.

(a) Definitions. As used in this clause-

"Summary Subcontract Report (SSR) Coordinator" means the individual who is registered in the Electronic Subcontracting Reporting System (eSRS) at the Department of Defense level and is

(b) Subcontracts awarded to qualified nonprofit agencies designated by the Committee for Purchase From People Who Are Blind or Severely Disabled (41 U.S.C. 8502-8504), may be counted toward the Contractor's small business subcontracting goal (section 8025 of Pub. L. 108-87).

(c) A mentor firm, under the Pilot Mentor-Protege Program established under section 831 of Public Law 101-510, as amended, may count toward its small disadvantaged business goal, subcontracts awarded to-

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(1) Protege firms which are qualified organizations employing the severely disabled; and

(2) Former protege firms that meet the criteria in section 831(g)(4) of Public Law 101-510.

(d) The master plan is approved by the cognizant contract administration activity for the Contractor.

(e) In those subcontracting plans which specifically identify small businesses, the Contractor shall notify the Administrative Contracting Officer of any substitutions of firms that are not small business firms, for the small business firms specifically identified in the subcontracting plan. Notifications shall be in writing and shall occur within a reasonable period of time after award of the subcontract. Contractor-specified formats shall be acceptable.

(f)(1) For DoD, the Contractor shall submit reports in eSRS as follows:

(i) The Individual Subcontract Report (ISR) shall be submitted to the contracting officer at the procuring contracting office, even when contract administration has been delegated to the Defense Contract Management Agency

(ii) Submit the consolidated SSR for an individual subcontracting plan to the "Department of Defense."

(2) For DoD, the authority to acknowledge receipt or reject reports in eSRS is as follows:

(i) The authority to acknowledge receipt or reject the ISR resides with the contracting officer who receives it, as described in paragraph (f)(1)(i) of this clause.

(ii) The authority to acknowledge receipt of or reject SSRs submitted under an individual subcontracting plan resides with the SSR Coordinator.

(g) Include the clause at Defense Federal Acquisition Regulation Supplement (DFARS) 252.219-7004, Small Business Subcontracting Plan (Test Program), in subcontracts with subcontractors that participate in the Test Program described in DFARS 219.702-70, if the subcontract is expected to exceed the applicable threshold specified in Federal Acquisition Regulation 19.702(a) and to have further subcontracting opportunities.

15. DFARS 252.219-7003 SMALL BUSINESS SUBCONTRACTING PLAN (DOD CONTRACTS) (Dec 2019) , Alternate I , (Dec 2019

This clause supplements the Federal Acquisition Regulation 52.219-9, Small Business Subcontracting Plan, clause of this contract.

(a) Definitions. As used in this clause-

"Summary Subcontract Report (SSR) Coordinator" means the individual who is registered in the Electronic Subcontracting Reporting System (eSRS) at the Department of Defense level and is responsible for acknowledging receipt or rejecting SSRs submitted under an individual subcontracting plan in eSRS for the Department of Defense.

(b) Subcontracts awarded to qualified nonprofit agencies designated by the Committee for Purchase From People Who Are Blind or Severely Disabled (41 U.S.C. 8502-8504), may be ction 8025 of Pub. L. 108- 87).

(c) A mentor firm, under the Pilot Mentor-Protege Program established under section 831 of Public Law 101-510, as amended, may count toward its small disadvantaged business goal, subcontracts awarded to--

(1) Protege firms which are qualified organizations employing the severely disabled; and

(2) Former protege firms that meet the criteria in section 831(g)(4) of Public Law 101-510.

(d) The master plan is approved by the cognizant contract administration activity for the Contractor.

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(e) In those subcontracting plans which specifically identify small businesses, the Contractor shall notify the Administrative Contracting Officer of any substitutions of firms that are not small business firms, for the small business firms specifically identified in the subcontracting plan. Notifications shall be in writing and shall occur within a reasonable period of time after award of the subcontract. Contractor-specified formats shall be acceptable.

(f)(1) For DoD, the Contractor shall submit reports in eSRS as follows:

(i) The Standard Form 294, Subcontracting Report for Individual Contracts, shall be submitted in accordance with the instructions on that form.

(ii) Submit the consolidated SSR to the "Department of Defense."

(2) For DoD, the authority to acknowledge receipt of or reject SSRs submitted under an individual subcontracting plan in eSRS resides with the SSR Coordinator.

(g) Include the clause at Defense Federal Acquisition Regulation Supplement (DFARS) 252.219-7004, Small Business Subcontracting Plan (Test Program), in subcontracts with subcontractors that participate in the Test Program described in DFARS 219.702-70, if the subcontract is expected to exceed the applicable threshold specified in Federal Acquisition Regulation 19.702(a) and to have further subcontracting opportunities.

16. DFARS 252.219-7003 SMALL BUSINESS SUBCONTRACTING PLAN (DOD CONTRACTS) (Dec 2019), Alternate II , (Dec 2019)

(a) Definitions. As used in this clause-

"Eligible contractor" means a business entity operated on a for-profit or nonprofit basis that-

(1) Employs severely disabled individuals at a rate that averages not less than 33 percent of its total workforce over the 12-month period prior to issuance of the solicitation;

(2) Pays not less than the minimum wage prescribed pursuant to 29 U.S.C. 206 to the employees who are severely disabled individuals; and

(3) Provides, for its employees, health insurance and a retirement plan comparable to those provided for employees by business entities of similar size in its industrial sector or geographic region.

"Summary Subcontract Report (SSR) Coordinator" means the individual who is registered in the Electronic Subcontracting Reporting System (eSRS) at the Department of Defense level and is responsible for acknowledging receipt or rejecting SSRs submitted under an individual subcontracting plan in eSRS for the Department of Defense.

(b)(1) Subcontracts awarded to qualified nonprofit agencies designated by the Committee for Purchase From People Who are Blind or Severely Disabled (41 U.S.C. 8502-

(2) Subcontracts awarded to eligible contractors under the Demonstration Project for Contractors Employing Persons with Disabilities (see Defense Federal Acquisition Regulation Supplement (DFARS) 226.72) may be counted toward the Contractor's small disadvantaged business subcontracting goal (section 853 of Pub. L. 108-136, as amended by division H, section 110 of Pub. L. 108-199).

(c) A mentor firm, under the Pilot Mentor-Protege Program established under section 831 of Public Law 101-510, may count toward its small disadvantaged business goal, subcontracts awarded to-

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(1) Protege firms which are qualified organizations employing the severely disabled; and

(2) Former protege firms that meet the criteria in section 831(g)(4) of Public Law 101-510.

(d) The master plan is approved by the cognizant contract administration activity for the Contractor.

(e) In those subcontracting plans which specifically identify small businesses, the Contractor shall notify the Administrative Contracting Officer of any substitutions of firms that are not small business firms, for the small business firms specifically identified in the subcontracting plan. Notifications shall be in writing and shall occur within a reasonable period of time after award of the subcontract. Contractor-specified formats shall be acceptable.

(f)(1) For DoD, the Contractor shall submit reports in eSRS as follows:

(i) The Individual Subcontract Report (ISR) shall be submitted to the contracting officer at the procuring contracting office, even when contract administration has been delegated to the Defense Contract Management Agency.

(ii) Submit the consolidated SSR for an individual subcontracting plan to

(2) For DoD, the authority to acknowledge receipt or reject reports in eSRS is as follows:

(i) The authority to acknowledge receipt or reject the ISR resides with the contracting officer who receives it, as described in paragraph (f)(1)(i) of this clause.

(ii) The authority to acknowledge receipt of or reject SSRs submitted under an individual subcontracting plan resides with the SSR Coordinator.

(g) Include the clause at DFARS 252.219-7004, Small Business Subcontracting Plan (Test Program), in subcontracts with subcontractors that participate in the Test Program described in DFARS 219.702-70, if the subcontract is expected to exceed the applicable threshold specified in Federal Acquisition Regulation 19.702(a) and to have further subcontracting opportunities.

17. DFARS 252.225-7008 RESTRICTION ON ACQUISITION OF SPECIALTY METALS (Mar 2013)

(a) Definitions. As used in this clause

"Alloy" means a metal consisting of a mixture of a basic metallic element and one or more metallic, or non-metallic, alloying elements.

(i) For alloys named by a single metallic element (e.g., titanium alloy), it means that the alloy contains 50 percent or more of the named metal (by mass).

(ii) If two metals are specified in the name (e.g, nickel-iron alloy), those metals are the two predominant elements in the alloy, and together they constitute 50 percent or more of the alloy (by mass).

"Produce" means

(i) Atomization;

(ii) Sputtering; or

(iii) Final consolidation of non-melt derived metal powders.

"Specialty metal" means—

(i) Steel-

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(A) With a maximum alloy content exceeding one or more of the following limits: manganese, 1.65 percent; silicon, 0.60 percent; or copper, 0.60 percent; or

(B) Containing more than 0.25 percent of any of the following elements: aluminum, chromium, cobalt, molybdenum, nickel, niobium (columbium), titanium, tungsten, or vanadium;

(ii) Metal alloys consisting of

(A) Nickel or iron-nickel alloys that contain a total of alloying metals other than nickel and iron in excess of 10 percent; or

(B) Cobalt alloys that contain a total of alloying metals other than cobalt and iron in excess of 10 percent;

(iii) Titanium and titanium alloys; or

(iv) Zirconium and zirconium alloys.

"Steel" means an iron alloy that includes between .02 and 2 percent carbon and may include other elements.

(b) Any specialty metal delivered under this contract shall be melted or produced in the United States or its outlying areas.

18. DFARS 252.225-7012 PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (Dec 2017)

(a) Definitions. As used in this clause--

"Component" means any item supplied to the Government as part of an end product or of another component.

"End product" means supplies delivered under a line item of this contract.

"Qualifying country" means a country with a reciprocal defense procurement memorandum of understanding or international agreement with the United States in which both countries agree to remove barriers to purchases of supplies produced in the other country or services performed by sources of the other country, and the memorandum or agreement complies, where applicable, with the requirements of section 36 of the Arms Export Control Act (22 U.S.C. 2776) and with 10 U.S.C. 2457. Accordingly, the following are qualifying countries:

Australia
Austria
Belgium
Canada
Czech Republic
Denmark
Egypt
Estonia
Finland
France
Germany
Greece
Israel
Italy
Japan
Latvia
Luxembourg
Netherlands
Norway
Poland
Portugal

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Slovenia
Spain
Sweden
Switzerland
Turkey
United Kingdom of Great Britain and Northern Ireland.

"Structural component of a tent"—

(i) Means a component that contributes to the form and stability of the tent (e.g., poles, frames, flooring, guy ropes, pegs);

(ii) Does not include equipment such as heating, cooling, or lighting.

"United States" means the 50 States, the District of Columbia, and outlying areas.

"U.S. flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

(b) The Contractor shall deliver under this contract only such of the following items, either as end products or components, that have been grown, reprocessed, reused, or produced in the United States:

(1) Food.

(2) Clothing and the materials and components thereof, other than sensors, electronics, or other items added to, and not normally associated with, c[***]hing and the materials and components thereof. Clothing includes items such as outerwear, headwear, underwear, nightwear, footwear, hosiery, handwear, belts, badges, and insignia.

(3)(i) Tents and structural components of tents;

(ii) Tarpaulins; or

(iii) Covers.

(4) Cotton and other natural fiber products.

(5) Woven silk or woven silk blends.

(6) Spun silk yarn for cartridge c[***]h.

(7) Synthetic fabric, and coated synthetic fabric, including all textile fibers and yarns that are for use in such fabrics.

(8) Canvas products.

(9) Wool (whether in the form of fiber or yarn or contained in fabrics, materials, or manufactured articles).

(10) Any item of individual equipment (Federal Supply Class 8465) manufactured from or containing fibers, yarns, fabrics, or materials listed in this paragraph (b).

(c) This clause does not apply

(1) To items listed in section 25.104(a) of the Federal Acquisition Regulation (FAR), or other items for which the Government has determined that a satisfactory quality and sufficient quantity cannot be acquired as and when needed at U.S. market prices;

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(2) To incidental amounts of cotton, other natural fibers, or wool incorporated in an end product, for which the estimated value of the cotton, other natural fibers, or wool

(i) Is not more than 10 percent of the total price of the end product; and

(ii) Does not exceed the simplified acquisition threshold in FAR Part 2;

(3) To waste and byproducts of cotton or wool fiber for use in the production of propellants and explosives;

(4) To foods, other than fish, shellfish, or seafood, that have been manufactured or processed in the United States, regardless of where the foods (and any component if applicable) were grown or produced. Fish, shellfish, or seafood manufactured or processed in the United States and fish, shellfish, or seafood contained in foods manufactured or processed in the United States shall be provided in accordance with paragraph (d) of this clause;

(5) To chemical warfare protective clothing produced in a qualifying country; or

(6) To fibers and yarns that are for use in synthetic fabric or coated synthetic fabric (but does apply to the synthetic or coated synthetic fabric itself), if

(i) The fabric is to be used as a component of an end product that is not a textile product. Examples of textile products, made in whole or in part of fabric, include

(A) Draperies, floor coverings, furnishings, and bedding (Federal Supply Group 72, Household and Commercial Furnishings and Appliances);

(B) Items made in whole or in part of fabric in Federal Supply Group 83, Textile/leather/furs/apparel/findings/tents/flags, or Federal Supply Group 84, C[***]hing, Individual Equipment and Insignia;

(C) Upholstered seats (whether for household, office, or other use); and

(D) Parachutes (Federal Supply Class 1670); or

(ii) The fibers and yarns are para-aramid fibers and continuous filament para- aramid yarns manufactured in a qualifying country.

(d)(1) Fish, shellfish, and seafood delivered under this contract, or contained in foods delivered under this contract

(i) Shall be taken from the sea by U.S.-flag vessels; or

(ii) If not taken from the sea, shall be obtained from fishing within the United States; and

(2) Any processing or manufacturing of the fish, shellfish, or seafood shall be performed on a U.S.-flag vessel or in the United States.

19. DFARS 252.225-7052 RESTRICTION ON THE ACQUISITION OF CERTAIN MAGNETS, TAN-TALUM, AND TUNGSTEN (Oct 2020)

(a) Definitions. As used in this clause-

"Assembly" means an item forming a portion of a system or subsystem that-

(1) Can be provisioned and replaced as an entity; and

(2) Incorporates multiple, replaceable parts.

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"Commercially available off -the-self item"-

(1) Means any item of supply that is-

(i) A commercial item (as defined in paragraph (1) of the definition of "Commercial item" in section 2.101 of the Federal Acquisition Regulation);

(ii) Sold in substantial quantities in the commercial marketplace; and

(iii) Offered to the Government, under this contract or a subcontract at any tier, without modification, in the same form in which it is sold in the commercial marketplace; and

(2) Does not include bulk cargo, as defined in 46 U.S.C. 40102(4), such as agricultural products and petroleum products.

"Component" means any item supplied to the Government as part of an end item or of another component.

"Covered country" means-

(1) The Democratic People's Republic of North Korea;

(2) The People's Republic of China;

(3) The Russian Federation; or

(4) The Islamic Republic of Iran.

"Covered material" means

(1) Samarium-cobalt magnets;

(2) Neodymium-iron-boron magnets;

(3) Tantalum metal and alloys;

(4) Tungsten metal powder; and

(5) Tungsten heavy alloy or any finished or semi-finished component containing tungsten heavy alloy.

"Electronic device" means an item that operates by controlling the flow of electrons or other electrically charged particles in circuits, using interconnections such as resistors, inductors, capacitors, diodes, switches, transistors, or integrated circuits.

"End item" means the final production product when assembled or completed and ready for delivery under a line item of this contract.

"Subsystem" means a functional grouping of items that combine to perform a major function within an end item, such as electrical power, attitude control, and propulsion.

"Tungsten heavy alloy" means a tungsten base pseudo alloy that-

(1) Meets the specifications of ASTM B777 or SAE-AMS-T-21014 for a particular class of tungsten heavy alloy; or

(2) Contains at least 90 percent tungsten in a matrix of other metals (such as nickel-iron or nickel-copper) and has density of at least 16.5 g/cm3).

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(b) Restriction.

(1) Except as provided in paragraph (c) of this clause, the Contractor shall not deliver under this contract any covered material melted or produced in any covered country, or any end item, manufactured in any covered country, that contains a covered material (10 U.S.C.2533c).

(2)(i) For samarium-cobalt magnets and neodymium iron-boron magnets, this restriction includes-

(A) Melting samarium with cobalt to produce the samarium-cobalt alloy or melting neodymium with iron and boron to produce the neodymium-iron-boron alloy; and

(B) All subsequent phases of production of the magnets, such as powder formation, pressing, sintering or bonding, and magnetization.

(ii) The restriction on melting and producing of samarium-cobalt magnets is in addition to any applicable restrictions on melting of specialty metals if the clause at 252.225-7009, Restriction on Acquisition of Certain Articles Containing Specialty Metals, is included in the contract.

(3) For production of tantalum metal and alloys, this restriction includes the reduction of tantalum chemicals such as oxides, chlorides, or potassium salts, to metal powder and all subsequent phases of production of tantalum metal and alloys, such as consolidation of metal powders.

(4) For production of tungsten metal powder and tungsten heavy alloy, this restriction includes-

(i) Atomization;

(ii) Calcination and reduction into powder;

(iii) Final consolidation of non-melt derived metal powders; and

(iv) All subsequent phases of production of tungsten metal powder, tungsten heavy alloy, or any finished or semi-finished component containing tungsten heavy alloy.

(c) Exceptions. This clause does not apply-

(1) To an end item that is-

(i) A commercially available off-the-shelf item, other than-

(A) A commercially available off-the-shelf item that is 50 percent or more tungsten by weight; or

(B) such as bar, billet, slab, wire, cube, sphere, block, blank, plate, or sheet, that has not been incorporated into an end item, subsystem, assembly, or component;

(ii) An electronic device, unless otherwise specified in the contract; or

(iii) A neodymium-iron-boron magnet manufactured from recycled material if the milling of the recycled material and sintering of the final magnet takes place in the United States.

(2) If the authorized agency official concerned has made a nonavailability determination, in accordance with section 225.7018-4 of the Defense Federal Acquisition Regulation Supplement, that compliant covered materials of satisfactory quality and quantity, in the required form, cannot be procured as and when needed at a reasonable price.

(i) For tantalum metal, tantalum alloy, or tungsten heavy alloy, the term "required form" refers to the form of the mill product, such as bar, billet, wire, slab, plate, or sheet, in the grade appropriate for the

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production of a finished end item to be delivered to the Government under this contract; or a finished component assembled into an end item to be delivered to the Government under the contract.

(ii) For samarium-cobalt magnets or neodymium-iron-boron magnets, the the term "required form" refers to the form and properties of the magnets.

(d) Subcontracts. The Contractor shall insert the substance of this clause, including this paragraph (d), in subcontracts and other contractual instruments that are for items containing a covered material, including subcontracts and other contractual instruments for commercial items, unless an exception in paragraph (c) of this clause applies. The Contractor shall not alter this clause other than to identify the appropriate parties.

20. DFARS 252.226-7001 UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS (Apr 2019)

(a) Definitions. As used in this clause—

"Indian" means-

(1) Any person who is a member of any Indian tribe, band, group, pueblo, or community that is recognized by the Federal Government as eligible for services from the Bureau of Indian Affairs (BIA) in accordance with 25 U.S.C. 1452(c); and

(2) Any "Native" as defined in the Alaska Native Claims Settlement Act (43 U.S.C. 1601 et seq.).

"Indian organization" means the governing body of any Indian tribe or entity established or recognized by the governing body of an Indian tribe for the purposes of 25 U.S.C. Chapter 17.

"Indian-owned economic enterprise" means any Indian-owned (as determined by the Secretary of the Interior) commercial, industrial, or business activity established or organized for the purpose of profit, provided that Indian ownership constitutes not less than 51 percent of the enterprise.

"Indian tribe" means any Indian tribe, band, group, pueblo, or community, including native villages and native groups (including corporations organized by Kenai, Juneau, Sitka, and Kodiak) as defined in the Alaska Native Claims Settlement Act, that is recognized by the Federal Government as eligible for services from BIA in accordance with 25 U.S.C. 1452(c).

"Interested party" means a contractor or an actual or prospective offeror whose direct economic interest would be affected by the award of a subcontract or by the failure to award a subcontract.

"Native Hawaiian small business concern" means an entity that is-

(1) A small business concern as defined in Section 3 of the Small Business Act (15 U.S.C. 632) and relevant implementing regulations; and

(2) Owned and controlled by a Native Hawaiian as defined in 25 U.S.C. 4221(9).

(b) The Contractor shall use its best efforts to give Indian organizations, Indian-owned economic enterprises, and Native Hawaiian small business concerns the maximum practicable opportunity to participate in the subcontracts it awards, to the fullest extent consistent with efficient performance of the contract.

(c) The Contracting Officer and the Contractor, acting in good faith, may rely on the representation of an Indian organization, Indian-owned economic enterprise, or Native Hawaiian small business concern as to its eligibility, unless an interested party challenges its status or the Contracting Officer has independent reason to question that status.

(d) In the event of a challenge to the representation of a subcontractor, the Contracting Officer will refer the matter to-

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(1)(i) For matters relating to Indian organizations or Indian-owned economic enterprises:

U.S. U.S. Department of the Interior
Bureau of Indian Affairs
Attn: Bureau Procurement Chief
12220 Sunrise Valley Drive
Reston, VA 20191
Phone: 703-390-6433
Website: https://www.bia.gov/

The BIA will determine the eligibility and will notify the Contracting Officer.

(2)(i) For matters relating to Native Hawaiian small business concerns:

Department of Hawaiian Home Lands
PO Box 1879
Honolulu, HI 96805
Phone: 808-620-9500
Website: http://dhhl.hawaii.gov/

The Department of Hawaiian Home Lands will determine the eligibility and will notify the Contracting Officer.

(e) No incentive payment will be made-

(1) While a challenge is pending; or

(2) If a subcontractor is determined to be an ineligible participant.

(f)(1) The Contractor, on its own behalf or on behalf of a subcontractor at any tier, may request an incentive payment in accordance with this clause.

(2) The incentive amount that may be requested is 5 percent of the estimated cost, target cost, or fixed price included in the subcontract at the time of award to the Indian organization, Indian-owned economic enterprise, or Native Hawaiian small business concern.

(3) In the case of a subcontract for commercial items, the Contractor may receive an incentive payment only if the subcontracted items are produced or manufactured in whole or in part by an Indian organization, Indian-owned economic enterprise, or Native Hawaiian small business concern.

(4) The Contractor has the burden of proving the amount claimed and shall assert its request for an incentive payment prior to completion of contract performance.

(5) The Contracting Officer, subject to the terms and conditions of the contract and the availability of funds, will authorize an incentive payment of 5 percent of the estimated cost, target cost, or fixed price included in the subcontract awarded to the Indian organization, Indian-owned economic enterprise, or Native Hawaiian small business concern.

(6) If the Contractor requests and receives an incentive payment on behalf of a subcontractor, the Contractor is obligated to pay the subcontractor the incentive amount.

(g) The Contractor shall insert the substance of this clause, including this paragraph (g), in all subcontracts exceeding $500,000.

21. DFARS 252.232-7003 ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING REPORTS (Dec 2018)

(a) Definitions. As used in this clause-

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"Contract financing payment" means an authorized Government dispursement of monies to a contractor prior to acceptance of supplies or services by the Government.

(1) Contract financing payments include-

(i) Advance payments;

(ii) Performance-based payments;

(iii) Commercial advance and interim payments;

(iv) Progress payments based on cost under the clause at Federal Acquisition Regulation (FAR) 52.232-16, Progress Payments;

(v) Progress payments based on a percentage or stage of completion (see FAR 32.102(e)), except those made under the clause at FAR 52.232-5, Payments Under Fixed-Price Construction Contracts, or the clause at FAR 52.232-10, Payments Under Fixed-Price Architect-Engineer Contracts; and

(vi) Interim payments under a cost reimbursement contract, except for a cost reimbursement contract for services when Alternate I of the clause at FAR 52.232-25, Prompt Payment, is used.

(2) Contract financing payments do not include-

(i) Invoice payments;

(ii) Payments for partial deliveries; or

(iii) Lease and rental payments.

"Electric form" means any automated system that transmits information electronically from the initiating system to affected systems.

"Invoice payment" means a Government disbursement of monies to a contractor under a contract or other authorization for supplies or services accepted by the Government.

(1) Invoice payments include-

(i) Payments for partial deliveries that have been accepted by the Government;

(ii) Final cost or fee payments where amounts owed have been settled between the Government and the contractor;

(iii) For purposes of subpart 32.9 only, all payments made under the clause at 52.232-5, Payments Under Fixed-Price Construction Contracts, and the clause at 52.232-10, Payments Under Fixed-Price Architect-Engineer Contracts; and

(iv) Interim payments under a cost-reimbursement contract for services when Alternate I of the clause at 52.232-25, Prompt payment, is used.

(2) Invoice payments do not include contract financing payments.

"Payment request" means any request for contract financing payment or invoice payment submitted by the Contractor under this contract or task or delivery order.

"Receiving report" means the data prepared in the matter and to the extent required by Appendix F, Material Inspection and Receiving Report, of the Defense Federal Acquisition Regulation Supplement.

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(b) Except as provided in paragraph (d) of this clause, the Contractor shall submit payment requests and receiving reports in electronic form using Wide Area WorkFlow (WAWF). The Contractor shall prepare and furnish to the Government a receiving report at the time of each delivery of supplies or services under this contract or task or delivery order.

(c) Submit payment requests and receiving reports to WAWF in one of the following electronic formats:

(1) Electronic Data Interchange.

(2) Secure File Transfer Protocol.

(3) Direct input through the WAWF website.

(d) The Contractor may submit a payment request and receiving report using methods other than WAWF only when-

(1) The Contractor has requested permission in writing to do so, and the Contracting Officer has provided instructions for a temporary alternative method of submission of payment requests and receiving reports in the contract administration data section of this contract or task or delivery order;

(2) DoD makes payment for commercial transportation services provided under a Government rate tender or a contract for transportation services using a DoD-approved electronic third party payment system or other exempted vendor payment/invoicing system (e.g., PowerTrack, Transportation Financial Management System, and Cargo and Billing System);

(3) DoD makes payment on a contract or task or delivery order for rendered health care services using the TRICARE Encounter Data System; or

(4) The Governmentwide commercial purchase card is used as the method of payment, in which case submission of only the receiving report in WAWF is required.

(e) Information regarding WAWF is available at https://wawf.eb.mil/.

(f) In addition to the requirements of this clause, the Contractor shall meet the requirements of the appropriate payment clauses in this contract when submitting payment requests.

22. DFARS 252.232-7006 WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (Dec 2018)

(a) Definitions. As used in this clause-

"Department of Defense Activity Address Code (DoDAAC)" is a six position code that uniquely identifies a unit, activity, or organization.

"Document type" means the type of payment request or receiving report available for creation in Wide Area Work Flow (WAWF).

"Local processing office (LPO)" is the office responsible for payment certification when payment certification is done external to the entitlement system.

"Payment request" and "receiving report" are defined in the clause at 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(b) Electronic invoicing. The WAWF system provides the method to electronically process vendor payment requests and receiving reports, as authorized by Defense Federal Acquisition Regulation Supplement (DFARS) 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(c) WAWF access. To access WAWF, the Contractor shall-

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(1) Have a designated electronic business point of contact in the System for Award Management at https://www.sam.gov; and

(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this web site.

(d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the "Web Based Training" link on the WAWF home page at the WAWF home page at https://wawf.eb.mil/

(e) WAWF methods of document submission. Document submissions may be via web entry, Electronic Data Interchange, or File Transfer Protocol.

(f) WAWF payment instructions. The Contractor shall use the following information when submitting payment requests and receiving reports in WAWF for this contract or task or delivery order:

(1) Document type. The Contractor shall submit payment requests using the following document type(s):

(i) For cost-type line items, including labor-hour or time-and-materials, submit a cost voucher.

(ii) For fixed price line items-

(A) That require shipment of a deliverable, submit the invoice and receiving report specified by the Contracting Officer.

(B) For services that do not require shipment of a deliverable, submit either the Invoice 2in1, which meets the requirements for the invoice and receiving report, or the applicable invoice and receiving report, as specified by the Contracting Officer.

(iii) For customary progress payments based on costs incurred, submit a progress payment request.

(iv) For performance based payments, submit a performance based payment request.

(v) For commercial item financing, submit a commercial item financing request.

(2) Fast Pay requests are only permitted when Federal Acquisition Regulation (FAR) 52.213-1 is included in the contract.

[Note: The Contractor may use a WAWF "combo" type to create some combinations of invoice and receiving report in one step.]

(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

Routing Data Table*
Field Name in WAWF Data to be entered in WAWF

Pay Official DoDAAC See 1449
Issue By DoDAAC See 1449
Admin DoDAAC See 1449
Inspect By DoDAAC FA8730
Ship To Code N/A
Ship From Code N/A
Mark For Code N/A

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Service Approver (DoDAAC) FA8730
Service Acceptor (DoDAAC) FA8730
Accept at Other DoDAAC N/A
LPO DoDAAC N/A
DCAA Auditor DoDAAC N/A
Other DoDAAC(s) N/A

(*Contracting Officer: Insert applicable DoDAAC information. If multiple ship to/acceptance locations apply, insert "see Schedule" or "Not applicable.")

(**Contracting Officer: If the contract provides for progress payments or performance-based payments, insert the DoDAAC for the contract administration office assigned the functions under FAR 42.302(a)(13).)

(4) Payment request. The Contractor shall ensure a payment request includes documentation appropriate to the type of payment request in accordance with the payment clause, contract financing clause, or Federal Acquisition Regulation 52.216-7, Allowable Cost and Payment, as applicable.

(5) Receiving report. The Contractor shall ensure a receiving report meets the requirements of DFARS Appendix F.

(g) WAWF point of contact.

(1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity's WAWF point of contact.

(2) Contact the WAWF helpdesk at 866-618-5988, if assistance is needed.

23. DFARS 252.232-7010 LEVIES ON CONTRACT PAYMENTS (Dec 2006)

(a) 26 U.S.C. 6331(h) authorizes the Internal Revenue Service (IRS) to continuously levy up to 100 percent of contract payments, up to the amount of tax debt.

(b) When a levy is imposed on a payment under this contract and the Contractor believes that the levy may result in an inability to perform the contract, the Contractor shall promptly notify the Procuring Contracting Officer in writing, with a copy to the Administrative Contracting Officer, and shall provide-

(1) The total dollar amount of the levy;

(2) A statement that the Contractor believes that the levy may result in an inability to perform the contract, including rationale and adequate supporting documentation; and

(3) Advice as to whether the inability to perform may adversely affect national security, including rationale and adequate supporting documentation.

(c) DoD shall promptly review the Contractor's assessment, and the Procuring Contracting Officer shall provide a written notification to the Contractor including-

(1) A statement as to whether DoD agrees that the levy may result in an inability to perform the contract, and

(2)(i) If the levy may result in an inability to perform the contract and a lack of performance will adversely affect national security, the total amount of the monies collected that should be returned to the Contractor; or

(ii) If the levy may result in an inability to perform the contract but will not impact national security, a recommendation that the Contractor promptly notify the IRS to attempt to resolve the tax situation.

(d) Any DoD determination under this clause is not subject to appeal under the Contract Disputes Act.

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24. DFARS 252.232-7011 PAYMENTS IN SUPPORT OF EMERGENCIES AND CONTINGENCY OPERATIONS (May 2013))

(a) Definitions of pertinent terms are set forth in sections 2.101, 32.001, and 32.902 of the Federal Acquisition Regulation.

(b) Notwithstanding any other payment clause in this contract, the Government will make invoice payments under the terms and conditions specified in this clause. The Government considers payment as being made on the day a check is dated or the date of an electronic funds transfer.

(c) Invoice payments.

(1) Due date.

(i) Payment will be made as soon as possible once a proper invoice is received and matched with the contract and the receiving/acceptance report.

(ii) If the contract does not require submission of an invoice for payment (e.g., periodic lease payments), the due date will be as specified in the contract.

(2) Contractor's invoice. The Contractor shall prepare and submit invoices to the designated billing office specified in the contract. A proper invoice should include the items listed in paragraphs (c)(2)(i) through (c)(2)(x) of this clause.

(i) Name and address of the Contractor.

(ii) Invoice date and invoice number. (The Contractor should date invoices as close as possible to the date of the mailing or transmission.)

(iii) Contract number or other authorization for supplies delivered or services performed (including order number and contract line item number).

(iv) Description, quantity, unit of measure, unit price, and extended price of supplies delivered or services performed.

(v) Shipping and payment terms (e.g., shipment number and date of shipment, discount for prompt payment terms). Bill of lading number and weight of shipment will be shown for shipments on Government bills of lading.

(vi) Name and address of Contractor official to whom payment is to be sent (must be the same as that in the contract or in a proper notice of assignment).

(vii) Name (where practicable), title, phone number, and mailing address of person to notify in the event of a defective invoice.

(viii) Taxpayer Identification Number (when required). The taxpayer identification number is required for all payees subject to the U.S. Internal Revenue Code.

(ix) Electronic funds transfer banking information.

(A) The Contractor shall include electronic funds transfer banking information on the invoice only if required elsewhere in this contract.

(B) If electronic funds transfer banking information is not required to be on the invoice, in order for the invoice to be a proper invoice, the Contractor shall have submitted correct electronic funds transfer banking information in accordance with the applicable solicitation provision (e.g., FAR 52.232-38, Submission of Electronic Funds Transfer Information with Offer), contract clause (e.g., FAR 52.232-33, Payment by

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Electronic Funds Transfer System for Award Management, or FAR 52.232-34, Payment by Electronic Funds Transfer-Other Than System for Award Management), or applicable agency procedures.

(C) Electronic funds transfer banking information is not required if the Government waived the requirement to pay by electronic funds transfer.

(x) Any other information or documentation required by the contract (e.g., evidence of shipment).

(3) Discounts for prompt payment. The designated payment office will take cost-effective discounts if the payment is made within the discount terms of the contract.

(4) Contract financing payment. If this contract provides for contract financing, the Government will make contract financing payments in accordance with the applicable contract financing clause.

(5) Overpayments. If the Contractor becomes aware of a duplicate contract financing or invoice payment or that the Government has otherwise overpaid on a contract financing or invoice payment, the Contractor shall

(i) Remit the overpayment amount to the payment office cited in the contract along with a description of the overpayment, including the

(A) Circumstances of the overpayment (e.g., duplicate payment, erroneous payment, liquidation errors, date(s) of overpayment);

(B) Affected contract number and delivery order number, if applicable;

(C) Affected contract line item or subline item, if applicable; and

(D) Contractor point of contact; and

(ii) Provide a copy of the remittance and supporting documentation to the Contracting Officer.

(d) This clause is applicable until otherwise notified by the Contracting Officer. Upon notification by issuance of a contract modification, the appropriate FAR Prompt Payment clause in the contract becomes applicable.

25. DFARS 252.232-7017 ACCELERATING PAYMENTS TO SMALL BUSINESS SUBCONTRACTORS PROHIBITION ON FEES AND CONSIDERATION (Apr 2020)

(a) Definition. "Accelerated payment," as used in this clause, means a payment made to a small business subcontractor as quickly as possible, with a goal of 15 days or less after receipt of payment from the Government or receipt of a proper invoice from the subcontractor, whichever is later.

(b) In accordance with section 852 of Public Law 115-232, the Contractor shall not require any further consideration from or charge fees to the small business subcontractor when making accelerated payments, as defined in paragraph (a) of this clause, to subcontractors under the clause at FAR 52.232-40, Providing Accelerated Payments to Small Business Subcontractors.

(c) Subcontracts. Include the substance of this clause, including this paragraph (c), in all subcontracts with small business concerns, including those for the acquisition of commercial items.

26. DFARS 252.239-7018 SUPPLY CHAIN RISK (Feb 2019)

(a) Definitions. As used in this clause-

"Information technology" (see 40 U.S.C. 1110 (6)) means, in lieu of the definition at FAR 2.1, any equipment, or interconnected system(s) or subsystem(s) of equipment, that is used in the automatic acquisition, storage, analysis,

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evaluation, manipulation, management, movement, control, display, switching, interchange, transmission, or reception of data or information by the agency.

(1) For purposes of this definition, equipment is used by an agency if the equipment is used by the agency directly or is used by a contractor under a contract with the agency that requires-

(i) Its use; or

(ii) To a significant extent, its use in the performance of a service or the furnishing of a product.

(2) The term "information technology" includes computers, ancillary equipment (including imaging peripherals, input, output, and storage devices necessary for security and surveillance), peripheral equipment designed to be controlled by the central processing unit of a computer, software, firmware and similar procedures, services (including support services), and related resources.

(3) The term "information technology" does not include any equipment aquired by a contractor incidental to a contract.

"Supply chain risk" means the risk that an adversay may sabotage, maliciously introduce unwanted function, or otherwise subvert the design, integrity, manufacturing, production, distribution, installation, operation, or maintenance of a covered system so as to surveil, deny, disrupt, or otherwise degrade the function, use, or operation of such system (see 10 U.S.C. 2339a).

(b) The Contractor shall mitigate supply chain risk in the provision of supplies and services to the Government.

(c) In order to manage supply chain risk, the Government may use the authorities provided by 10 U.S.C. 2339a. In exercising these authorities, the Government may consider information, public and non-public, including all-source intelligence, relating to a Contractor's supply chain.

(d) If the Government exercises the authority provided in 10 U.S.C. 2339a to limit disclosure of information, no action undertaken by the Government under such authority shall be subject to review in a bid protest before the Government Accountability Office or in any Federal court.

27. DFARS 252.243-7002 REQUESTS FOR EQUITABLE ADJUSTMENT (Dec 2012)

(a) The amount of any request for equitable adjustment to contract terms shall accurately reflect the contract adjustment for which the Contractor believes the Government is liable. The request shall include only costs for performing the change, and shall not include any costs that already have been reimbursed or that have been separately claimed. All indirect costs included in the request shall be properly allocable to the change in accordance with applicable acquisition regulations.

(b) In accordance with 10 U.S.C. 2410(a), any request for equitable adjustment to contract terms that exceeds the simplified acquisition threshold shall bear, at the time of submission, the following certificate executed by an individual authorized to certify the request on behalf of the Contractor:

I certify that the request is made in good faith, and that the supporting data are accurate and complete to the best of my knowledge and belief.

(Official's Name)

(Title)

(c) The certification in paragraph (b) of this clause requires full disclosure of all relevant facts, including----

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(1) Certified cost or pricing data if required in accordance with subsection 15.403-4 of the Federal Acquisition Regulation (FAR); and

(2) Data other than certified cost or pricing data, in accordance with subsection 15.403-3 of the FAR, including actual cost data and data to support any estimated costs, even if certified cost or pricing data are not required.

(d) The certification requirement in paragraph (b) of this clause does not apply to----

(1) Requests for routine contract payments; for example, requests for payment for accepted supplies and services, routine vouchers under a cost-reimbursement type contract, or progress payment invoices; or

(2) Final adjustment under an incentive provision of the contract.

28. DFARS 252.244-7000 SUBCONTRACTS FOR COMMERCIAL ITEMS (Oct 2020)

(a) The Contractor is not required to flow down the terms of any Defense Federal Acquisition Regulation Supplement (DFARS) clause in subcontracts for commercial items at any tier under this contract, unless so specified in the particular clause.

(b) While not required, the Contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligation.

(c) (1) In accordance with 10 U.S.C. 2380b, the Contractor shall treat as commercial items any items valued at less than $10,000 per item that were purchased by the Contractor for use in the performance of multiple contracts with the Department of Defense and other parties and are not identifiable to any particular contract when purchased.

(2) The Contractor shall ensure that any items to be used in performance of this contract, that are treated as commercial items pursuant to paragraph (c)(1) of this clause, meet all terms and conditions of this contract that are applicable to commercial items in accordance with the clause at Federal Acquisition Regulation 52.244-6 and paragraph (a) of this clause.

(d) The Contractor shall include the terms of this clause, including this paragraph (c), in subcontracts awarded under this contract, including subcontracts for the acquisition of commercial items.

29. DFARS 252.246-7003 NOTIFICATION OF POTENTIAL SAFETY ISSUES (Jun 2013)

(a) Definitions. As used in this clause

"Credible information" means information that, considering its source and the surrounding circumstances, supports a reasonable belief that an event has occurred or will occur.

"Critical safety item" means a part, subassembly, assembly, subsystem, installation equipment or support equipment for a system that contains a characteristic, any failure, malfunction, or absence of which could have a safety impact.

"Safety impact" means the occurrence of death, permanent total disability, permanent partial disability, or injury or occupational illness requiring hospitalization; loss of a weapon system; or property damage exceeding $1,000,000.

"Subcontractor" means any supplier, distributor, vendor, or firm that furnishes supplies or services to or for the Contractor or another subcontractor under this contract.

(b) The Contractor shall provide notification, in accordance with paragraph (c) of this clause, of

(1) All nonconformances for parts identified as critical safety items acquired by the Government under this contract; and

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(2) All nonconformances or deficiencies that may result in a safety impact for systems, or subsystems, assemblies, subassemblies, or parts integral to a system, acquired by or serviced for the Government under this contract.

(c) The Contractor

(1) Shall notify the Administrative Contracting Officer (ACO) and the Procuring Contracting Officer (PCO) as soon as practicable, but not later than 72 hours, after discovering or acquiring credible information concerning nonconformances and deficiencies described in paragraph (b) of this clause; and

(2) Shall provide a written notification to the ACO and the PCO within 5 working days that includes

(i) A summary of the defect or nonconformance;

(ii) A chronology of pertinent events;

(iii) The identification of potentially affected items to the extent known at the time of notification;

(iv) A point of contact to coordinate problem analysis and resolution; and

(v) Any other relevant information.

(d) The Contractor

(1) Is responsible for the notification of potential safety issues occurring with regard to an item furnished by any subcontractor; and

(2) Shall facilitate direct communication between the Government and the subcontractor as necessary.

(e) Notification of safety issues under this clause shall be considered neither an admission of responsibility nor a release of liability for the defect or its consequences. This clause does not affect any right of the Government or the Contractor established elsewhere in this contract.

(f)(1) The Contractor shall include the substance of this clause, including this paragraph (f), in subcontracts for

(i) Parts identified as critical safety items;

(ii) Systems and subsystems, assemblies, and subassemblies integral to a system; or

(iii) Repair, maintenance, logistics support, or overhaul services for systems and subsystems, assemblies, subassemblies, and parts integral to a system.

(2) For those subcontracts, including subcontracts for commercial items, described in paragraph (f)(1) of this clause, the Contractor shall require the subcontractor to provide the notification required by paragraph (c) of this clause to

(i) The Contractor or higher-tier subcontractor; and

(ii) The ACO and the PCO, if the subcontractor is aware of the ACO and the PCO for the contract.

30. DFARS 252.246-7004 SAFETY OF FACILITIES, INFRASTRUCTURE, AND EQUIPMENT FOR MILITARY OPERATIONS (Oct 2010)

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(a) Definition. "Discipline Working Group," as used in this clause, means representatives from the DoD Components, as defined in MIL-STD-3007F, who are responsible for the unification and maintenance of the Unified Facilities Criteria (UFC) documents for a particular discipline area.

(b) The Contractor shall ensure, consistent with the requirements of the applicable inspection clause in this contract, that the facilities, infrastructure, and equipment acquired, constructed, installed, repaired, maintained, or operated under this contract comply with Unified Facilities Criteria (UFC) 1-200-01 for

(1) Fire protection;

(2) Structural integrity;

(3) Electrical systems;

(4) Plumbing;

(5) Water treatment;

(6) Waste disposal; and

(7) Telecommunications networks.

(c) The Contractor may apply a standard equivalent to or more stringent than UFC 1-20001 upon a written determination of the acceptability of the standard by the Contracting Officer with the concurrence of the relevant Discipline Working Group.

31. DFARS 252.247-7023 TRANSPORTATION OF SUPPLIES BY SEA - BASIC (Feb 2019)

(a) Definitions. As used in this clause -

"Components" means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication, or assembly by the Contractor or any subcontractor.

"Department of Defense" (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.

"Foreign-flag vessel" means any vessel that is not a U.S.-flag vessel.

"Ocean transportation" means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters

"Subcontractor" means a supplier, materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract.

"Supplies" means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

(i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

(ii) "Supplies" includes (but is not limited to) public works, buildings and facilities ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.

"U.S.-flag vessel" means a vessel of the United States or belonging to the United States, Required shipping date; including any vessel registered or having national status under the laws of the United States.

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(b)(1) The Contractor shall use U.S.-flag vessels when transporting any supplies by sea under this contract.

(2) A subcontractor transporting supplies by sea under this contract shall use U.S.-flag vessels if-

(i) This contract is a construction contract; or

(ii) The supplies being transported are-

(A) Noncommercial items; or

(B) Commercial items that-

(1) The Contractor is reselling or distributing to the Government without adding value (generally, the Contractor does not add value to items that it subcontracts for f.o.b. destination shipment);

(2) Are shipped in direct support of U.S. military contingency operations, exercises, or forces deployed in humanitarian or peacekeeping operations; or

(3) Are commissary or exchange cargoes transported outside of the Defense Transportation System in accordance with 10 U.S.C. 2643.

(c) The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that-

(1) U.S.-flag vessels are not available for timely shipment;

(2) The freight charges are inordinately excessive or unreasonable; or

(3) Freight charges are higher than charges to private persons for transportation of like goods.

(d) The Contractor must submit any request for use of foreign-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum-

(1) Type, weight, and cube of cargo;

(2) Required sipping date:

(3) Special handling and discharge requirements;

(4) Loading and discharge points;

(5) Name of shipper and consignee;

(6) Prime contract number; and

(7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile message or letters will be sufficient for this purpose.

(e) The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Maritime Administration, Office of Cargo Preference, U.S. Department of Transportation, 400 Seventh Street SW, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information-

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(1) Prime contract number;

(2) Name of vessel;

(3) Vessel flag of registry;

(4) Date of loading;

(5) Port of loading;

(6) Port of final discharge;

(7) Description of commodity;

(8) Gross weight in pounds and cubic feet if available;

(9) Total ocean freight in U.S. dollars; and

(10) Name of steamship company.

(f) If this contract exceeds the simplified acquisition threshold, the Contractor shall provide with its final invoice under this contract a representation that to the best of its knowledge and belief

(1) No ocean transportation was used in the performance of this contract;

(2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract;

(3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all foreign-flag ocean transportation; or

(4) Ocean transportation was used and some or all of the shipments were made on foreign-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

ITEM DESCRIPTION	CONTRACT LINE ITEMS	QUANTITY TOTAL

(g) If this contract exceeds the simplified acquisition threshold and the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of foreign-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

(h) If the Contractor indicated in response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies; however, after the award of this contract, the Contractor learns that supplies will be transported by sea, the Contractor shall-

(1) Notify the Contracting Officer of that fact; and

(2) Comply with all the terms and conditions of this clause.

(i) In the award of subcontracts for the types of supplies described in paragraph (b)(2) of this clause, including subcontracts for commercial items, the Contractor shall flow down the requirements of this clause as follows:

(1) The Contractor shall insert the substance of this clause, including this paragraph (i), in subcontracts that exceed the simplified acquisition threshold in Part 2 of the Federal Acquisition Regulation.

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(2) The Contractor shall insert the substance of paragraphs (a) through (e) of this clause, and this paragraph (i), in subcontracts that are at or below the simplified acquisition threshold in Part 2 of the Federal Acquisition Regulation.

32. AF 5352.201-9101 OMBUDSMAN (Oct 2019)

(a) An ombudsman has been appointed to hear and facilitate the resolution of concerns from offerors, potential offerors, and others for this acquisition. When requested, the ombudsman will maintain strict confidentiality as to the source of the concern. The existence of the ombudsman does not affect the authority of the program manager, contracting officer, or source selection official. Further, the ombudsman does not participate in the evaluation of proposals, the source selection process, or the adjudication of protests or formal contract disputes. The ombudsman may refer the interested party to another official who can resolve the concern.

(b) Before consulting with an ombudsman, interested parties must first address their concerns, issues, disagreements, and/or recommendations to the contracting officer for resolution. Consulting an ombudsman does not alter or postpone the timelines for any other processes (e.g., agency level bid protests, GAO bid protests, requests for debriefings, employee-employer actions, contests of OMB Circular A-76 competition performance decisions).

(c) If resolution cannot be made by the contracting officer, the interested party may contact the ombudsman, ESC Ombudsman
Bldg 1606
9 Eglin Street
Hanscom AFB, MA 01731
Telephone #: 781-225-1628
Facsimile #: 781-225-2250

E-Mail: ESC.Ombudsman@hanscom.af.mil. Concerns, issues, disagreements, and recommendations that cannot be resolved at the Center/MAJCOM/DRU/SMC ombudsman level, may be brought by the interested party for further consideration to the Air Force ombudsman, Associate Deputy Assistant Secretary (ADAS) (Contracting), SAF/AQC, 1060 Air Force Pentagon, Washington DC 20330-1060, phone number (571) 256-2395, facsimile number (571) 256-2431.

(a) The ombudsman has no authority to render a decision that binds the agency.

(b) Do not contact the ombudsman to request copies of the solicitation, verify offer due date, or clarify technical requirements. Such inquiries shall be directed to the Contracting Officer

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DOCUMENT	PGS	DATE	TITLE
ATTACHMENT 1	9	12 SEP 2021	STATEMENT OF WORK

FA8730-21-S-C001

OraSure Technologies, Inc Industrial Base Expansion
Statement of Work (SOW)
14 Sep 2021

1.
SCOPE

This project will expand the increase production capacity of COVID-19 Rapid Antigen Self-Tests by +100M test kits annually or 8.3M test kits per month.

2.
BACKGROUND

The World Health Organization declared a pandemic due to the worldwide outbreak of COVID-19 caused by the novel SARS-CoV-2 virus and the President of the United States declared a national emergency associated with this pandemic. The COVID-19 pandemic has created a requirement for widely available, accurate, easy to use, Point of Care (POC) testing technologies with the potential for in-home use in order to enable Americans to seek care, begin self-isolation, or quarantine sooner, and to help stop the spread of the virus.

Multiple government agencies, including the Department of Health and Human Services (HHS), are working to address immediate COVID-19 testing needs. This effort will be conducted under the Health Care Enhancement Act (HCEA) to expand the domestic production of COVID-19 Rapid Antigen Self-Tests.

Currently, the Contractor has the capability and capacity to produce COVID-19 Rapid Antigen Self-Tests, at 100M kits per year at their factory OraSure Technologies Inc. in Bethlehem, Pennsylvania. In order to meet this domestic demand. OraSure Technologies Inc. is looking at increasing production capacity further by an additional 100M kits per year [***]. This effort will require additional [***] equipment to be purchased as well as modification done to the existing factory for increasing production capacity. This effort will replicate existing proven manufacturing process with more [***], made at identified [***] manufacturer in the U.S. for the U.S. market.

3.
REQUIREMENTS

The Contractor shall employ its existing program management practices and policies to manage and implement this effort. The Contractor shall maintain ultimate responsibility for the implementation of contract requirements when sub-Contractors are used to service or implement those requirements.

3.1. Program Management, Administration, and Reporting

3.1.1. Kick-Off / Pre-Proposal Meeting. The Contractor shall conduct a Kick-Off / Pre-Proposal meeting not later than 10 business days after Contract Award. The contractor shall present an initial, detailed program schedule at the meeting. The scope of the meeting shall include, but not be limited to a review of: Requirements, manufacturing certifications being followed, expected facility assembly line layouts, list of suppliers, and program schedule including resource allocation for each task. The exact time of this meeting will be mutually agreed upon by OraSure and AFLCMC/HBS. The post award minutes will be captured by OraSure (A001).

3.1.2. Schedule. The Contractor shall generate and deliver a program schedule displaying the planned and actual start dates, duration, and completion dates of all key program activities and deliver a monthly program status report (A003)

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3.1.3. Status Reporting. The Contractor shall participate as a member of an Integrated Product Team (IPT) with the AFLCMC/HBS team. The Contractor shall conduct weekly IPT conference calls to convey program status and discuss/resolve any open program issues. Contractor will provide meeting minutes from the Bi-Weekly IPT meetings (A002) In support of installment payment plan execution, the Contractor shall generate and deliver on a monthly basis, a top level expenditure report which provides percentage of completion of the project.

3.1.4. The Contractor shall track and report actual and forecasted monthly expenditures against the baseline (A004).

3.1.5. Certifications. The Contractor shall ensure planning, execution, and follow through regarding all necessary certifications of proposed facility and production equipment upgrades to comply with appropriate local, state, and federal regulations.

3.1.6. Risk Management. The Contractor shall identify and actively manage project risks, to include, but not limited to, supply chain risks. The Contractor should notify the Government, as soon as possible, where it may be able to assist in risk mitigation.

Contractors will also be required to report supply chain data on a on a bimonthly basis no later than the 1st and 15th of each month (A005). The purpose of this reporting is to provide situational awareness to the supply chains and logistics that may impact elements of the contract timeline or capacities. In the event of a potential or realized risk or constraint, contractors shall report the situation to the JRAC as early as possible for awareness and support. Specific questions that will be required to be answered are below:

Supply Chain Bimonthly Reporting

•
Weekly production (product, quantity)
•
Weekly production capacity
•
Equipment expansion status (lines, machines, testing status)
•
Status of facility procurement, construction, and/or renovation (including permits,
•
construction material, and project timeline updates)
•
Primary suppliers of material and product components
•
Alternate suppliers of material and product components

Supply Chain Resources Inquiry (risk or constraint)

•
Are you currently experiencing or anticipating any supply chain issues?*
•
What product?
•
What is the products part number and supplier?
•
Is this a sole source supplier?
•
What is this product used for?
•
What is the original lead time?
•
What is the lead time with the delay?
•
What are the impacts of this delay?
•
*Including unplanned global or regional catastrophes

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3.2. Technical

3.2.1. Facility Upgrades. The Contractor shall design, procure, and implement production facility upgrades to accommodate the installation and the efficient, effective employment of the production equipment cited in section 3.2.2. Facility modifications may include, but are not limited to, upgrades to the following:

•
[***]
•
[***]
•
[***]
•
[***]
•
[***]
•
[***]
•
[***]
•
[***]
•
[***]
•
[***]

The purchase, delivery, and installation of this equipment will be documented in the Bi- Monthly project schedule (A003). The contractor will provide a list of each machine in the productions process that the government will be funding.

3.2.2. Production Machinery. The Contractor shall procure / produce the following equipment:

•
[***] equipment

Factory Acceptance Test/ Site Acceptance Test. Qualification of the production process (manually and automated) shall be FAT (Factory Acceptance Test) and SAT (Site Acceptance Test).

FAT (Factory Acceptance Test): Verify all components intended to be used for production of the product performance according to requirements.

SAT (Site Factory Test): Verify production facility and equipment placed at the final production location is complete and according to requirements. SAT is combined with the installation Qualification (IQ).

Contractor will satisfy the conditions and meet the parameters defined by standard operating procedures (SOP) for the product as covered by their Quality System, good manufacturing practices (GMP) and as required by FDA.

3.3. Equipment Title

While the Government shall retain title to all Government Furnished Property throughout the term of the Contract in accordance with FAR 52.245-1, unless otherwise provided in the contract, title to all real Property, equipment and tangible personal property acquired, fabricated, or otherwise provided by the Contractor for performance of this contract shall vest with the Contractor upon completion of the requirements of this Contract, as determined by the Contracting Officer and a notice of completion is provided to the Contractor, or upon termination of this Contract, at which time all rights and legal obligations of the Government

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regarding such property shall cease. During the time in which the Government retains title to all real property and equipment purchased under this Contract, the Contractor shall have unrestricted, exclusive right to possess, operate, maintain, improve, and use that equipment at no cost.

3.4. Acceptance and Verification

Government acceptance will be provided in writing via DD250 and be based on evidence of successful completion of all tests in Section 3.2.2 and verification (via demonstration or analysis) that Contractor’s upgraded production facilities and purchased equipment are capable of producing the required COVID-19 Rapid Antigen Self-Tests per month. The Contractor’s increased production capacity is the ultimate goal of this effort; the Government is not taking possession of any equipment.

The contractor shall submit deliverables for each Contract Line Item/task as identified in Attachment 1 to this document.

At conclusion of installation and operation of the [***] completing validation and verification testing, the company will provide a Final Report including list of all equipment (with system part numbers and source location), any warrantees on parts, facility drawings showing layout of equipment, proof of Verification of product performance (handling and performance) on OraSure COVID-19 Rapid Antigen Self-Tests according to requirements to confirm product quality (A006).

3.5. Potential Future Transfer of Contract

This contract was initially issued by the Department of the Air Force using authorities and clauses required by the Air Force Federal Acquisition Regulation Supplement (AFFARS) and the Defense Federal Acquisition Regulation Supplement (DFARS). The parties recognize this contract may be transferred to an agency outside the Department of the Air Force during performance.

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4.
REQUIRED REPORTS

The Contractor shall submit the following required reports:

Report Number	Report Name	Document Description	Submittals Due	Format
A001	Contract Award Minutes	The contractor shall generate meting minutes to include, but not limited to, decisions, action items and next steps.	5 days after Post- Award Kick-Off Meeting	Microsoft Word
A002	Bi-Monthly IPT Minutes	The contractor shall generate meeting minutes to include, but not limited to, decisions, action items, and next steps.	Bi-Monthly, Submit	Microsoft Word
A003	Schedule	The contractor shall generate and provide a schedule with tasks identified by start and finish dates; indication of task progress to date; and brief explanation for any tasks behind schedule.	Bi-Monthly, Submit	Microsoft Project
A004	Expenditure Report	The Contractor shall track and report actual and forecasted monthly expenditures against the baseline.	Monthly, Submit the 5th day of the month	Microsoft Word
A005	Status Report	The contractor shall generate and provide a status report to include a discussion of: a. the risks and their mitigation b. issues and their proposed resolution c. successes d. supply chain data	Bi-Monthly, Submit the 1st and 15th of the month	Microsoft Word
A006	Test Report

The contractor shall report on the results of tests conducted on each piece of installed production and packaging equipment. The contractor shall verify each piece of installed equipment is capable of producing up to its design limits.

			10 days after test	Microsoft Word

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ATTACHMENT 1: CONTRACT LINE ITEM DELIVERABLES

Each deliverable noted shall be submitted to the Government and used as confirmation of task completion and payment release.

CLIN No	SubCLIN	Item	Deliverable
0001		Equipment Line Expansion
	0001AA	Equipment Order Group 1	Ordering of Group 1 equipment (as defined in the SOW) as evidenced by a procurement document.
	0001AB	Equipment Order Group 2	Ordering of Group 2 equipment (as defined in the SOW) as evidenced by a procurement document.
	0001AC	Equipment Order Group 3	Ordering of Group 3 equipment (as defined in the SOW) as evidenced by a procurement document.
	0001AD	Equipment Group 1 - Design Review/Material Order	Design finalized and signed off. Vendor will invoice for design acceptance and material order
	0001AE	Equipment Group 2 - Design Review/Material Order	Design finalized and signed off. Vendor will invoice for design acceptance and material order
	0001AF	Equipment Group 3 - Design Review/Material Order	Vendor will invoice for material order.
	0001AG	Equipment Group 1 – [***]	Report documenting [***] Equipment in Group 1
	0001AH	Equipment Group 2 - [***]	Report documenting [***] for Equipment in Group 2
	0001AJ	Equipment Group 3 - [***]	Report documenting [***] for Equipment in Group 3
	0001AK	Equipment Group 1 - [***]	Report documenting [***] for Equipment in Group 1 / Validation completed by DCMA at the contractor's facility
	0001AL	Equipment Group 2 - [***]	Report documenting [***] for Equipment in Group 2 / Validation completed by DCMA at the contractor's facility
	0001AM	Equipment Group 3 -[***]	Report documenting [***] for Equipment in Group 3 / Validation completed by DCMA at the contractor's facility
	0001AN	Equipment Expansion Engineering/Program Management	Submission of Bi-Monthly Reports as identified in the Statement of Work
0002		[***] Expansion
	0002AA	[***] Equipment Order	Ordering of [***] Equipment (as defined in the SOW) as evidenced by a procurement document.
	0002AB	First Article Inspection & Approval	Ordering of Design Review/Material (as defined in the SOW) as evidenced by a procurement document.
	0002AC	Completion of [***] Expansion	Progress Report describing completion of [***] Expansion including photos of equipment and summary of completion qualification / Validation completed by DCMA at the contractor's facility
0003		OraSure Facility Expansion
	0003AA	[***] - Signing of Contract/Master Validation List	Report evidencing signed contract / Receipt of Master Validation List
	0003AB	[***] - Progress Report #1 ([***] Completion)	Report evidencing construction project status, updated construction project lead time, and confirmation documentation related to identified long lead time construction items
	0003AC	[***] - Progress Report #2 ([***] Completion)	Report evidencing construction project status, updated construction project lead time, and confirmation documentation related to identified long lead time construction items
	0003AD	[***] - Progress Report #3 ([***] Completion)	Report evidencing construction project status, updated construction project lead time, and confirmation documentation related to identified long lead time construction items
	0003AE	[***] - Commissioning of [***], Certified and Building Occupancy Received ([***] Completion)	Report evidencing completed [***] construction and qualification / Validation completed by DCMA at the contractor's facility

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CLIN No	SubCLIN	Item	Deliverable
	0003AF	[***]	Report evidencing fully executed lease agreement
	0003AG	[***] - Progress Report #1 ([***] Completion)	Report evidencing construction project status, updated construction project lead time, and confirmation documentation related to identified long lead time construction items
	0003AH	[***] - Progress Report #2 ([***] Completion)	Report evidencing construction project status, updated construction project lead time, and confirmation documentation related to identified long lead time construction items
	0003AJ	[***] - Progress Report #3 ([***] Completion)	Report evidencing construction project status, updated construction project lead time, and confirmation documentation related to identified long lead time construction items
	0003AK	[***], Certified and Building Occupancy Received

Report evidencing completion of new building construction and qualification. Report will evidence [***] of construction activities including the Certificate of occupancy or equivalent/ Validation completed by DCMA at the contractor's facility

0004		Increased Production Capacity
	0004AA	[***] test/month	Completion of approved equipment validation reports for the equipment required to produce a minimum of [***] tests per month
	0004AB	[***] tests/month	Completion of approved equipment validation reports for the equipment required to produce a minimum of [***] tests per month
	0004AC	[***] tests/month

Completion of approved equipment validation reports for the equipment required to produce a minimum of [***] tests per month. DCMA will observe the manufacturing process and verify the final production numbers of [***] tests per month.

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